SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
      (e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                       MEDINA INTERNATIONAL HOLDINGS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     X      No fee required
    __      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11

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     (1)      Title of each class of securities to which transaction applies:

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     (2)      Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (5)      Total fee paid:
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    __      Fee paid previously with preliminary materials.

    __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the precvious filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT



Date:                                        October 7, 2011

Time:                                        4:30 p.m.

Place:                                       Medina International Holdings, Inc.
                                             1802 Pomona Road
                                             Corona, CA 92880
                                             (909)522-4414

                       MEDINA INTERNATIONAL HOLDINGS, INC.
                        1802 Pomona Rd., Corona, CA 92880
                                  (909)522-4414

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                 October 7, 2011

Dear Stockholder of Medina International Holdings, Inc.:

An Annual Meeting of Shareholders of Medina International Holdings, Inc. (the "Company") will be held at the offices of the Company, 1802 Pomona Road, Corona, California 92880 at 4:30 p.m., Pacific Standard Time on October 7, 2011 for the purposes of:

         1. To amend the Company's articles of incorporation to increase the authorized common shares of the Company from 100,000,000 shares of common stock to 500,000,000 shares of common stock. This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Colorado.

         2. To elect four persons to the Board of Directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

         3. To ratify the appointment of our Auditors, Ronald R. Chadwick, P.C. for the fiscal year ending April 30, 2012.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any such other business.

All shareholders are invited to attend the Annual Meeting. Shareholders of record at the close of business on August 29, 2011, the record date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open for examination by shareholder beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the offices of the Company, 1802 Pomona Road, Corona, California 92880.
..
                             YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions by mail. For specific instructions regarding how to vote, please refer to page 3 of this Proxy Statement or the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the annual meeting and voting in person, if you so desire, but will help us secure a quorum and reduce the expense of additional proxy solicitation.

Dated: September 12, 2011         By order of the Board of Directors,

                                /s/ Daniel Medina
                                ------------------------------------------------
                                    Daniel Medina, CEO, President and Director

                                 PROXY STATEMENT

                       MEDINA INTERNATIONAL HOLDINGS, INC.
                       1802 Pomona Road, Corona, CA 92880
                                  (909)522-4414


                                 ANNUAL MEETING
                                       OF
                             SHAREHOLDERS TO BE HELD
                                 October 7, 2011



                     SOLICITATION AND REVOCABILITY OF PROXY

This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Medina International Holdings, Inc., a Colorado corporation (the "Company"), for use at an Annual Meeting of Shareholders (the "Annual Meeting") to be held at 1802 Pomona Road, Corona, California 92880 on October 7, 2011 at 4:30 p.m., Pacific Standard Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and voting in person.

The mailing address of the Company's principal executive office is 1802 Pomona Road, Corona, California 92880.

                  SHARES OUTSTANDING, VOTING RIGHTS AND PROXIES

Holders of shares of the Company's common stock, (the "Common Stock") of record at the close of business on August 29, 2011 (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 51,110,497 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.

You can vote at the Annual Meeting in any of the following ways.


     o You can attend the Annual Meeting and vote in person.

     o You can sign and return an appointment of proxy (proxy card) in the form enclosed with this proxy statement and appoint the persons named on the proxy card to vote your shares for you at the meeting, or you can validly appoint another person to vote your shares for you.

The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Annual Meeting. The approval of a majority of the outstanding shares of Common Stock present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of the matters proposed herein.

The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

The person named as proxy is Erich Lewis, Director. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the approval of all Proposals at the Annual Meeting.


                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

Mr. Albert Mardikian, a current director of the Company and a holder of 23.48% of the issued and outstanding common stock in the Company has not been nominated to be re-elected to the Company's Board of Directors. Mr. Mardikian has filed a suit against the Company and its officers and directors as described below.

On December 28, 2010, Albert Mardikian and MGS Grand Sport, Inc., a California corporation, filed a Complaint for breach of contract; money lent; account stated; accounting; declaratory relief; fraud and deceit; breach of fiduciary duty; conversion; and involuntary dissolution in Superior Court of the State of California, County of Orange against Medina International Holdings, Inc.; Modena Sports Design, LLC; Harbor Guard Boats, Inc.; Madhava Rao Mankal (an officer and director of the Company) and Danny Medina (an officer and director of the Company). Plaintiffs are seeking monetary damages exceeding $1 million as well as punitive damages in unspecified amounts and a dissolution of the Company. The suit is in its preliminary stages and no prediction can be made as to its eventual outcome. The Company intends to defend the lawsuit in the normal course of business.

                                   RECORD DATE

Stock transfer records will remain open. August 29, 2011 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of August 29, 2011, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (and nominees) and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.

As of August 29, 2011, there are currently 100,000,000 common shares authorized and 51,110,497 shares are issued and outstanding.

               ------------------------------------------------------ ----------- -------------- ----------------
                    Name, Address & Nature of Beneficial Owner        Title of       Shares        Percent of
                                                                        Class                         Class
               ------------------------------------------------------ ----------- -------------- ----------------

               Daniel Medina, Director & President,                   Common       12,220,667        23.91%
                                                                        Stock
                                                                      ----------- -------------- ----------------

               1802 Pomona Rd, Corona, CA 92880
               ------------------------------------------------------ ----------- -------------- ----------------

               ------------------------------------------------------ ----------- -------------- ----------------

               Madhava Rao Mankal, Director & CFO                     Common       12,271,667        24.01%
                                                                        Stock
                                                                      ----------- -------------- ----------------
               1802 Pomona Rd, Corona, CA 92880
               ------------------------------------------------------ ----------- -------------- ----------------

               ------------------------------------------------------ ----------- -------------- ----------------

               Michael  Gallo, Director,                              Common         93,750           0.18%
                                                                        Stock
                                                                      ----------- -------------- ----------------

               294 South Leland Norton Way, San Bernardino,
               California 92408
               ------------------------------------------------------ ----------- -------------- ----------------

               ------------------------------------------------------ ----------- -------------- ----------------

               John Erich Lewis,  Director                            Common         321,250          0.62%
                                                                        Stock
                                                                      ----------- -------------- ----------------

               1802 Pomona Rd, Corona, CA 92880
               ------------------------------------------------------ ----------- -------------- ----------------

               ------------------------------------------------------ ----------- -------------- ----------------

               Albert Mardikian, Director, and CEO of Harbor Guard    Common         11,995,667      23.48%
               Boats, Inc. and Associated companies                     Stock
                                                                      ----------- -------------- ----------------

               45 Goleta Ave, Corona Del Mar, CA 92625
               ------------------------------------------------------ ----------- -------------- ----------------

               ------------------------------------------------------ ----------- -------------- ----------------
               Total Officers & Directors, as a group (5                             36,903,001      72.20%
               Individuals)
               ------------------------------------------------------ ----------- -------------- ----------------



               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Compensation.

The table below represents the officer's compensation of the Company's Officers for the years ended April 30, 2011, 2010 and 2009, unless noted differently.


                                             SUMMARY EXECUTIVES COMPENSATION TABLE
   Name & Position      Year    Salary     Bonus    Stock    Option     None Equity   Nonqualified     All other       Total
                                                    awards    awards     incentive      deferred     compensation
                                                                           plan       compensation
                                                                       compensation     earnings
                                  ($)       ($)       ($)      ($)          ($)            ($)            ($)           ($)
----------------------- ------ ---------- --------- -------- --------- -------------- -------------- -------------- -------------


Daniel Medina,           2011   $168,000   $  -       $ -       $   -      $  -           $  -           $  -        $168,000
Director &               2010   $148,000   $  -       $ -       $   -      $  -           $  -           $  -        $148,000
President                2009   $100,000   $  -       $ -       $   -      $  -           $  -           $  -        $100,000

Madhava Rao Mankal,      2011   $157,500   $  -       $ -       $   -      $  -           $  -           $  -        $157,500
Director &               2010   $148,000                                                                             $148,500
CFO                      2009   $100,000                                                                             $100,000

Albert Mardikian,        2011   $  -       $  -       $ -       $   -      $  -           $  -           $  -        $
Director & CEO,          2010   $ 60,000   $  -       $ -       $   -      $  -           $  -           $  -        $ 60,000
Harbor Guard Boats, Inc. 2009   $100,000   $  -       $ -       $   -      $  -           $  -           $  -        $100,000



          (b) Compensation Pursuant to Plans.  None.

          (c) Other Compensation.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Not Applicable.

There were no grant of stock options to the Chief Executive Officer and other named executive officers during the fiscal years ended April 30, 2011 and 2010.

Employment Agreements

The Company has entered into employment agreements for a five year term, commencing on July 1, 2008, with each of the key executive officers. The current annual compensation for the Company's executive officers is as follows:

         Mr. Daniel Medina, President and Director, MIHI  -  $168,000

         Mr. Madhava Rao Mankal, CFO and Director, MIHI -    $168,000

         Mr. Albert Mardikian, Director and CEO of Harbor Guard Boats, Inc. - $120,000

However, due to the lack of revenues and availability of cash, executive officers have received some of their compensation in the form of Common Stock of the Company and/or have accrued their compensation to be paid when cash is available.


                               BOARD OF DIRECTORS

Committees and Meetings

The Board held three formal meetings during the fiscal year ended April 30, 2011, and took actions by majority consent, as necessary.

In the ordinary course of business, the board of directors maintains a compensation committee and an audit committee.

The primary function of the compensation committee is to review and make recommendations to the board of directors with respect to the compensation, including bonuses, of our officers and to administer the grants under our stock option plan.

The functions of the audit committee are to review the scope of the audit procedures employed by our independent auditors, to review with the independent auditors our accounting practices and policies and recommend to whom reports should be submitted, to review with the independent auditors their final audit reports, to review with our internal and independent auditors our overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

In the absence of a separate audit committee our Board of Directors functions as audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.

                              DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table" during the years ended April 30, 2011:


                                                                        Non
                           Fees                                     qualified,
                           earned                      Options      non-equity
                           or paid       Stock       awards plan     incentive
                           in cash     awards ($)    compensation    earnings         Deferred       All other
          Name                ($)         (1)            ($)            ($)       compensation($)       ($)           Total
-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------


Daniel Medina, Director    $-           $-             $-               $-            $-                 $-            $-
& President

Madhava Rao Mankal,        $-           $-             $-               $-            $-                 $-            $-

Albert Mardikian,          $-           $-             $-               $-            $-                 $-            $-
Director & CEO, Harbor
Guard Boats, Inc.

Mike Swanson, Director     $-            $ 1,062       $-               $-            $-                 $-         $ 1,062

Michael  Gallo, Director   $-            $ 2,063       $-               $-            $-                 $-         $ 2,063

John Erich Lewis,          $-            $ 1,250       $-               $-            $-                 $-         $ 1,250

Total                      $-            $ 4,375       $-               $-            $-                 $-         $ 4,375

                                                        $ 4,375

(1) The Company issued 43,750 shares to Mr. Michael Gallo, 18,750 shares to Mike Swanson, and 31,250 to John Erich Lewis toward services as Directors of the Company for the year ended April 30, 2011, valued at $4,375. These shares were valued based on the closing market price at the time of issuance.
(2)      Mr. Swanson, resigned as a director of the Company in January 2011.


Limitation on Liability and Indemnification

Medina International Holdings, Inc. (MIHI) is a Colorado corporation. The Colorado Revised Statutes (CRS) provides that the articles of incorporation of a Colorado corporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that any such provision may not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) acts specified in
Section 78 (concerning unlawful distributions), or (iv) any transaction from which a director directly or indirectly derived an improper personal benefit. MIHI articles of incorporation contain a provision eliminating the personal liability of directors to MIHI or MIHI shareholders for monetary damages to the fullest extent provided by the CRS.

The CRS provides that a Colorado corporation must indemnify a person who was wholly successful, on the merits or otherwise, in defense of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal (a "Proceeding"), in which he or she was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the Proceeding, unless such indemnity is limited by the corporation's articles of incorporation. MIHI articles of incorporation do not contain any such limitation.

The CRS provides that a Colorado corporation may indemnify a person made a party to a Proceeding because the person is or was a director against any obligation incurred with respect to a Proceeding to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) or reasonable expenses incurred in the Proceeding if the person conducted himself or herself in good faith and the person reasonably believed, in the case of conduct in an official capacity with the corporation, that the person's conduct was in the corporation's best interests and, in all other cases, his or her conduct was at least not opposed to the corporation's best interests and, with respect to any criminal proceedings, the person had no reasonable cause to believe that his or her conduct was unlawful. The Company's articles of incorporation and bylaws allow for such indemnification. A corporation may not indemnify a director in connection with any Proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or, in connection with any other Proceeding charging that the director derived an improper personal benefit, whether or not involving actions in an official capacity, in which Proceeding the director was judged liable on the basis that he or she derived an improper personal benefit. Any indemnification permitted in connection with a Proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with such Proceeding.

The CRS, unless otherwise provided in the articles of incorporation, a Colorado corporation may indemnify an officer, employee, fiduciary, or agent of the corporation to the same extent as a director and may indemnify such a person who is not a director to a greater extent, if not inconsistent with public policy and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract. MIHI articles of incorporation provide for indemnification of directors, officers, employees, fiduciaries and agents of MIHI to the full extent permitted by Colorado law.

MIHI articles of incorporation also provide that MIHI may purchase and maintain insurance on behalf of any person who is or was a director or officer of MIHI or who is or was serving at the request of MIHI as a director, officer or agent of another enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not MIHI would have the power to indemnify him or her against such liability.

                                  ANNUAL REPORT

The Company's Annual Report on Form 10-K for the year ended April 30, 2011 (the "Form 10-K/A") is being furnished simultaneously herewith as Exhibit "A". The Form 10-K is not considered a part of this Proxy Statement.

The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-K/A as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Daniel Medina, President of Medina International Holdings, Inc. 1802 Pomona Road, Corona, CA 92880. The Annual Report can also be viewed at www.medinaih.com.


                         BOARD OF DIRECTORS AND OFFICERS

The persons listed below are currently Officers and the members of the Board of Directors. Messrs. Medina, Mankal, Lewis and Gallo are standing for re-election. Mr. Mardikian has not been nominated for re-election to the Board of Directors.

                        DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company as of July 31, 2011 are as follows:


---------------------------------------- -------- ------------------------------
                 Name                      Age                       Position
---------------------------------------- -------- ------------------------------

Daniel Medina                                 57  President & Director
Madhava Rao Mankal                            60  Chief Financial Officer &
                                                  Director
John Erich Lewis                              45  Director
Mike Gallo                                    53  Director
Albert Mardikian                              65  Director of MIHI, and CEO,
                                                  Harbor Guard Boats, Inc.

The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

DANIEL MEDINA, President and Director

Mr. Medina worked as a Sales Representative and Production Manager with Rosemary's Draperies from 1973-1985. Daniel Medina owned Lavey Craft Boat Co. from 1985-1992. Mr. Medina was also a partner in California Cool Custom Boats from 1992- June 1997. He worked as the designer and manufacturer of all of their boats. Mr. Medina served as Director of Sales and Marketing and Production Manager for Sonic Jet Performance, Inc. from October 1999 to October 2001 and successfully increased the company revenue by 50%. He has extensive experience in every phase of sales, marketing and manufacturing. Mr. Medina also serves as an officer and director of Genesis Companies Group, Inc.

Mr. Medina brings knowledge of both operational management and his long standing experience in the boat industry on the Company's behalf.

MADHAVA RAO MANKAL, Chief Financial Officer and Director

Mr. Mankal has more than 30 years of experience as an executive. He served as President and the Chief Financial Officer of Force Protection, Inc. (formerly Sonic Jet Performance, Inc.) from May 1999 to December 2003. He served as a director of Force Protection, Inc. until September 30, 2004. Mr. Mankal currently serves as one of the independent directors of Cavico Corp and a member of their audit committee. He has over 25 years of senior financial management experience, including the positions of controller, chief financial officer and financial advisor. Mr. Mankal has his Chartered Accountant and Cost Accountant certifications from India. He has received a Certified Management Accountant in the United States. He is a fellow of the Institute of Chartered Accountants of India, fellow of the Institute of Cost and Works Accountants of India and a member of the Institute of Management Accountants in the United States. He holds a Bachelors Degree in Commerce from Bangalore University.

Mr. Mankal brings his knowledge and experience in finance and accounting to the Board of directors along with his experience in managing the Company for the last seven years.

MICHAEL GALLO, Director

Mr. Gallo began his professional career as an Officer in the United States Air Force, managing Military Airlift Command facility design and operations at Norton Air Force Base in San Bernardino, California. In 1989, Mr. Gallo served as the Director of Program Control for the TRW Launch Services Organization. In 1993 Mr. Gallo co-founded Kelly Space & Technology, Inc. (KST), a commercial Reusable Launch Vehicle (RLV), aerospace, energy and homeland security technology development company where he serves as President and Chief Executive Officer. Mr. Gallo also serves as a Director for Global Energy Systems, LLC, KST subsidiary, formed to implement its energy-related lines of business. Mr. Gallo provides leadership to the commercial, civil and military space community as a founding member, the past Chairman and current Chief Financial Officer (CFO) of the California Space Authority (CSA), an organization that serves as the space policy advisor to the State of California and represents California's diverse space enterprise community. Mr. Gallo also serves as the Arrowhead Section Chairman of the American Institute of Aeronautics and Astronautics (AIAA). Mr. Gallo is the past Chairman and current Vice Chairman of the Community Action Partnership of San Bernardino County (CAPSBC) providing key services and support to our low income community. He is also the Past Chairman of the Board for the San Bernardino Area Chamber of Commerce, founding member and School Board Chairman of the Norton Space and Aeronautics Academy (NSAA), a newly formed K-12 San Bernardino County Charter School and is an Executive Board Member of the California Workforce Association (CWA). As the past Chairman and current Vice Chairman of the San Bernardino County Workforce Investment Board (WIB), Mr. Gallo is focused on the implementation of key strategic workforce, economic development and education objectives to enable our region to compete for targeted high-growth industry clusters with an exceptionally qualified workforce.


 Mr. Gallo's experience in both the military and space industry provides not only a industry resource for the Board of Directors, but also his experience and management experiences aid the Board as it works to grow and develop the Company.

JOHN ERICH LEWIS, Director

As a Director, John Erich Lewis brings 26 years of experience in management of various aviation operations and government related programs to Medina International Holdings, Inc. (MIHI). As the Program Manager and Quality Assurance Manager of the Kelly Space & Technology, Inc. Jet and Rocket Test Facility, Dr. Lewis is responsible for the implementation of government contracts and technical demonstrations of Kelly's technologies. Along with Kelly, Dr. Lewis co founded the nonprofit Technical Employment Training Inc. and serves as the Executive Director providing training and job placement in the machine trades for the displaced workforce. Prior to Kelly, Dr. Lewis was at Gulfstream Aerospace where he managed special projects regarding Lean Manufacturing on the production line, specializing in the aircraft electrical system assembly methods. This included sequence of production planning, manpower requirements and design of electrical installations in the corporate jets. Prior to Gulfstream Dr. Lewis worked with Lockheed-Martin providing direct support of U.S. Army units as a consultant to civilian and U.S. Army personnel. Additionally, he held flight status as a civilian and performed test flights on refurbished military aircraft. Dr. Lewis earned a Ph.D. in Aviation Management from Corllins University, a Masters of Aeronautical Science in Aviation Management, a Masters in Aviation System Safety and a Bachelor of Science in Professional Aeronautics from Embry-Riddle Aeronautical University. He also holds a minor in Aviation Safety and is a licensed aircraft Airframe and Powerplant mechanic. Dr. Lewis served in the U.S. Army as a volunteer with Special Operations, he served with the 160th Special Operations Aviation Regiment (Airborne) as a Blackhawk helicopter crewchief assigned to temporary duty stations throughout the world performing classified missions with elite, multi-national armed forces and completing training at the Army's Airborne Infantry School, Air Assault School, Tactical Transport Helicopter Repair School and the JFK Special Warfare Center and School. Dr. Lewis is a decorated combat veteran during his participation in Operation Just Cause in Panama, and Operation Desert Shield and Desert Storm in the Middle East. Dr. Lewis is a life member in the VFW.

Mr. Erich's experience in both the military and government contracting provides not only a industry resource for the Board of Directors, but also his experience and management experiences aid the Board as it works to grow and develop the Company.

ALBERT MARDIKIAN, Director Chief Executive Officer - Harbor Guard Boats

Mr. Albert Mardikian is currently CEO of Harbor Guard Boats, Inc. He is also in charge of research and new product development. He holds 24 various design and utility patents on watercraft, cars and boats. He has been responsible for designs meeting stringent DOT, Coast Guard and EPA safety standards. He has been primarily responsible for many popular designs, including: Convertible tops for the Mercedes Benz 500 line; design and coach building of convertible tops for BMW 3, 6, and M series; design and fabrication of a Ferrari 12 cylinder limousine; design and coach building of Porsche convertible tops, and many others. He also holds several patents on hull designs for recreational and search and rescue watercraft. His Rescue Fire Jet watercraft was the only boat dispatched in Hurricane Floyd in New Jersey. The mission included extinguishing fires in over 85 buildings and rescuing people stranded by the flooding.

Mr. Mardikian is a member of SAE Engineering Group, a member of the International Boating and Safety Group and a member of the National Marine Manufacturers Association. He is Graduate from North Rope University on Aircraft Maintenance and Design Engineering.

                                    AUDITORS

Ronald R. Chadwick, P.C.is the Company's principal auditing/ accountant firm. The Company's Board of directors has considered whether the provisions of audit services are compatible with maintaining Ronald R. Chadwick, P.C.'s independence.

Ronald R. Chadwick, P.C. billed $4,500 for review services and $4,657 audit fee in the fiscal year ended April 30, 2011. Audit and Review fees for the year ended April 30, 2010 was $15,157 and for the year ended April 30, 2009 was $26,890.

There were no other fees in 2011and 2010 paid to Auditors or Auditors affiliates.

The Company's Board acts as the audit committee and had no "pre-approval policies and procedures" in effect for the auditors engagement for the audit years 2011 and 2010.

All audit work was performed by the auditors' full time employees.

                    INFORMATION RELATING TO VARIOUS PROPOSALS

                                   PROPOSAL #1

TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON SHARES OF THE COMPANY FROM 100,000,000 SHARES OF COMMON STOCK TO 500,000,000 SHARES OF COMMON STOCK.

The Board of the Company determined that it was in the best interest of the Company and its shareholders to increase the authorized common shares of the Company from 100,000,000 shares of common stock to 500,000,000 shares of common stock.

We believe that the share increase authorization in our Articles of Incorporation is in the best interest of our corporation. Without additional shares authorized, the Company may find itself unable to raise any more capital through shares if it has issued all of its authorized shares.

It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's shareholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where more shares will be issued equaling more than 20% of the issued and outstanding shares prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility but require a determination by the Board that the shares are being issued for fair and adequate consideration.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company. As of the date of this Schedule 14A, no acquisitions have been identified and the Company has not entered into any agreements to acquire any such businesses or entered into any agreements to issue shares for capital.

It is likely that the Company may acquire other compatible business opportunities through the issuance of Common Stock of the Company, although no such opportunities have been identified at this time. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior shareholder has paid, or at a greater than the then current market price. Typically unregistered shares are issued at less than market price due to their illiquidity and restricted nature, and the extended holding period, before they may be sold.

Future Dilutive Transactions

It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except in some cases involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

The issuance of additional shares in future transactions will allow, the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

         1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted from 100% now.

         2. Control of the Company by stockholders may change due to new issuances.

         3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

         4. Business plans and operations may change.

         5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares, though no such opportunities have been identified by the Company at this time.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company. It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

                                   PROPOSAL #2

TO ELECT FOUR PERSONS TO THE BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND QUALIFICATION OF THEIR RESPECTIVE SUCCESSORS.

The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is at least one (1) but no more than seven (7). The Board has nominated four (4) persons. At this Annual Meeting, a Board of four (4) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

All four nominees are presently directors of the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, until resignation, or until a successor has been elected and qualified.

We do not currently maintain a nominating committee on our Board of Directors. Rather, all of the directors on the Company's board of directors at any given time participate in identifying qualified director nominees, and recommending such persons to be nominated for election to the Board at each annual meeting of our stockholders. As a result, our Board has not found it necessary to have a separate nominating committee. However, the Board may form a nominating committee for the purpose of nominating future director candidates.

Usually, nominees for election to the Board are proposed by our existing directors. In identifying and evaluating individuals qualified to become Board members, our current directors will consider such factors as they deem appropriate to assist in developing a board of directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors. Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board. However, our Board believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, the Board does consider a candidate's experience, education, industry knowledge and, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election the Board. In evaluating such candidates, the Board seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Articles of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

Daniel Medina                    Madhava Rao Mankal
John Erich Lewis                 Michael  Gallo

Mr. Albert Mardikian, a director of the Company and the Chief Executive Officer of Harbor Guard Boats, Inc. was not nominated to stand for election to the Board of Directors.

The biographical information of all Director Nominees are contained on page 9, under "Management Experience."

Unless marked to the contrary on the ballot, all proxies will be voted in favor of the Management's nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Required Approval

For action to be taken at the Annual Meeting, a quorum must be present, which, under the Colorado Revised Statutes, is a simple majority. To be considered approved, the nominees must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.


                                   PROPOSAL #3

TO RATIFY THE APPOINTMENT OF OUR AUDITORS, RONALD R. CHADWICK, P.C. FOR THE FISCAL YEAR ENDING APRIL 30, 2012.

Ronald R. Chadwick, P.C., Independent Public Accountants, of Aurora, Colorado have been appointed as the Certifying Accountants for the period through fiscal year 2012 and shareholders are asked to ratify such appointment. Ratification of the appointment of Ronald R. Chadwick, P.C. as the Company's independent public accountants for the fiscal year ending April 30, 2012 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Ronald R. Chadwick, P.C. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Ronald R. Chadwick, P.C. are not expected to be present at the Annual Meeting and will not make statements.

Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Ronald R. Chadwick, P.C. as independent accountants for the Company's year ending April 30, 2012.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                         FINANCIAL AND OTHER INFORMATION

Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-K for the period ended April 30, 2011 (as filed with the Securities and Exchange Commission on August 1, 2011), which is incorporated herein by reference and attached as Exhibit "A". The Annual Report can also be viewed at www.medinaih.com.

                                  OTHER MATTERS

The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.


Dated: September 12, 2011           By order of the Board of Directors,

                                /s/ Daniel Medina
                                    --------------------------------------------
                                    Daniel Medina, Chief Executive Officer
                                    and Director

                                     BALLOT
--------------------------------------------------------------------------------

                       MEDINA INTERNATIONAL HOLDINGS, INC.
                       1802 Pomona Road, Corona, CA 92880
                                  (909)522-4414


            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 7, 2011

The undersigned hereby appoints Erich Lewis, Director, proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Medina International Holdings, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company, 1802 Pomona Road, Corona, California 92880, at 4:30 p.m., Pacific Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.


BY MAIL

Mark, sign and date your proxy and voting instruction card and return it to Medina International Holdings, Inc., 1802 Pomona Road, Corona, California 92880.

THIS PROXY AND VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

         1. To amend the Company's articles of incorporation to increase the authorized common shares of the Company from 100,000,000 shares of common stock to 500,000,000 shares of common stock. This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Colorado.



---------------------------------------- -------------------------------------- --------------------------------------
                [_] FOR                               [_] AGAINST                            [_] ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

         2. To elect the following four persons to the Board of Directors to hold office until the next annual meeting of shareholders and qualification of their respective successors:

           Name                          FOR                        AGAINST                        ABSTAIN
---------------------------- ---------------------------- ----------------------------- ------------------------------
Michael  J.  Gallo                       [_]                          [_]                            [_]
Erich Lewis                              [_]                          [_]                            [_]
Daniel  F. Medina                        [_]                          [_]                            [_]
Madhava Rao S. Mankal                    [_]                          [_]                            [_]

To withhold authority for any individual nominee, write that nominee's name here: ________________________

         3.  To ratify the appointment of our Auditors, Ronald R. Chadwick, P.C.
for the fiscal year ending April 30, 2011.

---------------------------------------- -------------------------------------- --------------------------------------
                [_] FOR                               [_] AGAINST                            [_] ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------



YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY TO MEDINA INTERNATIONAL HOLDINGS, INC., 1802 POMONA ROAD, CORONA, CALIFORNIA 92880.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSAL.


-------------------------------------------------     --------------------------
Number of Shares owned                                Signature of Stockholder


                                                      --------------------------
                                                      Printed Name

Dated:_______________, 2011
                                                      --------------------------
                                                      Signature if held jointly


                                                      --------------------------
                                                      Printed Name

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   EXHIBIT "A"

                       MEDINA INTERNATIONAL HOLDINGS, INC.

                                    FORM 10K
                        FOR THE YEAR ENDED APRIL 30, 2011





                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-K

(Mark one)

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                    FOR THE FISCAL YEAR ENDED: APRIL 30, 2011


[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Commissions file number 000-27211

                       MEDINA INTERNATIONAL HOLDINGS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


                   Colorado                       84-1469319
             ---------------------- ----------------------------------
          (State of incorporation) (I.R.S. Employer Identification No.)

                        1802 Pomona Rd, Corona, CA 92880
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (909) 522-4414
                                                            --------------

          Securities registered pursuant to Section 12(b) of this Act:

Title of each class                  Name of each exchange on which registered
Common stock                            OTC:  Bulletin Board

           Securities registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                  ------------
                               Title of each class

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
                                 Yes [ ] No [X]

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
                                 Yes [ ] No [X]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                 Yes [ ] No [X]

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (ss. 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company.

Large accelerated filer     [    ]  Accelerated filer             [    ]

Non-accelerated filer       [    ]  Small reporting company       [X ]


Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes [ ] No [X]

State issuer's revenues for its most recent fiscal year: $1,542,436

There were 51,110,497 shares of the Registrant's common stock outstanding as of July 20, 2011. The aggregate market value of the 14,207,496 shares of common stock held by non-affiliates of the Registrant is approximately $852,450 based on the closing market price of $0.06 per share on July 20, 2011.


                       DOCUMENTS INCORPORATED BY REFERENCE

None




                       MEDINA INTERNATIONAL HOLDINGS, INC.
                         2010 ANNUAL REPORT ON FORM 10-K

                                TABLE OF CONTENTS
--------------------- --------------------------------------------------------------------- ---------

        ITEM                                      DESCRIPTION                                  PAGE
                                               Part I

Item 1.               Description of Business                                                  1
   Item 1A.               Risk Factors                                                         6
   Item 1B.               Unresolved Staff Comments

Item 2.               Description of Property                                                  13

Item 3.               Legal Proceedings                                                        13

Item 4.               (Removed and Reserved)                                                   13

                                              Part II

Item 5.               Market for Registrant's Common Equity, Related Stockholder Matters       14
                      and Issuer Purchases of Equity Securities

Item 6.               Selected Financial Data                                                  15

Item 7.               Management's Discussion and Analysis of Financial Condition and          15
                      Results of Operations
   Item 7A.               Quantitative and Qualitative Disclosures About Market Risk.          24

Item 8.               Financial Statements and Supplementary Data                              F-1 - F-15

Item 9.               Changes in and Disagreements With Accountants on Accounting and          25
                      Financial Disclosure.

   Item 9A.               Controls and Procedures                                              25
   Item 9A(T)             Controls and Procedures                                              26
   Item 9B.               Other Information                                                    27

                                              Part III

Item 10.              Directors, Executive Officers, Corporate Governance                      27

Item 11.              Executive Compensation                                                   30

Item 12.              Security Ownership of Certain Beneficial Owners and Management and
                      Related Stockholder Matters                                              32

Item 13.              Certain Relationships and Related Transactions, and Director
                      Independence                                                             32

Item 14.              Principal Accounting Fees and Services                                   34

                                              Part IV

Item 15.              Index to Exhibits                                                        35

                      Signatures                                                               36
--------------------- --------------------------------------------------------------------- ---------



                           FORWARD-LOOKING STATEMENTS

    In addition to historical information, some of the information presented in this Annual Report on Form 10-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Although Medina International Holdings, Inc., ("Medina" or the "Company," which may also be referred to as "we," "us" or "our") believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from our expectations. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to, our ability to reach satisfactorily negotiated settlements with our outstanding creditors and raise debt and/or equity to fund negotiated settlements with our creditors and to meet our ongoing operating expenses. Cautionary statements regarding the risks, uncertainties and other factors associated with these forward-looking statements are discussed on page below. You are urged to carefully consider these factors, as well as other information contained in this Annual Report on Form 10-K and in our other periodic reports and documents filed with the Securities and Exchange Commission ("SEC").


                                     PART I
ITEM 1. DESCRIPTION OF BUSINESS

History

Medina International Holdings, Inc. ("Medina," "we," "us," "Company") was incorporated on June 23, 1998 in the state of Colorado as Colorado Community Broadcasting, Inc. In 2005, the Company changed its name to Medina International Holdings, Inc. Our corporate offices are located at 1802 Pomona Road, Corona, California, 92880, and our telephone number is (909) 522-4414.

Medina manufactures products and services to assist emergency and defense organizations and personnel. Our products are manufactured by the Company's two wholly owned subsidiaries, Medina Marine, Inc. and Harbor Guard Boats, Inc. The Company's securities are traded on Over-the-Counter-Bulletin-Board (OTCBB) under the symbol, "MIHI."

In 2004, there was a change of management. At that time, Messrs. Daniel F. Medina and Mr. Madhava Rao Mankal were appointed as the President and Chief Financial Officer, respectively, and were also appointed as directors of the Company. In 2005 the board and shareholders approved the name change to Medina International Holdings, Inc. Since these organizational restructurings, we have pursued a business plan that focuses on watercraft manufacturing for rescue, emergency, and defense operations, as well as, recreational use.

Medina Marine, Inc. was formed in the State of California, on May of 2006, as a wholly owned subsidiary for the sole purpose of manufacturing watercrafts. Since inception, Medina Marine has sold three fiberglass watercrafts, two in the United States and one abroad. Medina Marine currently plans to manufacture and market three models of recreational watercrafts.

The Company signed an agreement to acquire Modena Sports Design, LLC, as a wholly owned subsidiary of the company on June 18, 2008. Modena Sports Design, LLC was incorporated in the State of California in 2003 to produce fire rescue, rescue and recreational boats. Modena Sports Design, LLC changed its name on January 7, 2009 to Harbor Guard Boats, Inc. Harbor Guard Boats currently has eight (8) models of commercial watercrafts, ranging from 15' to 37' in length.

Harbor Guard Boats ("HGB") designs, manufactures, and markets high-performance, hand-laid fiberglass, commercial boats ranging from 15' to 37', which are utilized by fire, search & rescue, emergency, patrol, military and defense organizations. These watercrafts combine innovative designs with power, safety, handling and stability to create superior products designed to protect and save lives.

The Company owns the rights to the following websites:
www.medinaih.com
www.medinainternationalholdings.com
www.medinamarine.com
www.harborguardboats.com
------------------------
www.wintecprotectivesystems.com

Our Company operates under exclusive licenses for the following patents:

--------------------------- -----------
        Patent No.             Date
--------------------------- -----------
      U.S. 6,620,003        9/16/2003
      U.S. 7,004,101        2/28/2006
      U.S. 6,343,964         2/5/2002
      U.S. 6,168,481         1/2/2001
--------------------------- -----------

Agreements

On June 18, 2008 the following agreements were entered into:

       Fixed Asset Purchase Agreement On June 18, 2008, we entered into a Fixed Asset Purchase Agreement with MGS Grand Sports, Inc. ("MGS Grand") and Mardikian Design Associates ("Mardikian") to purchase the fixed assets of Modena Sports, Design, LLC ("Modena Sports") in exchange for 5,500,000 shares of its restricted common stock. MGS Grand owns a 95% equity interest in Modena Sports and Mr. Albert Mardikian owns the remaining 5% equity interest. The fixed assets acquired by us consisted of office equipment, tools and machinery. In addition, we acquired web sites and domain names currently under Modena Sports. Upon the completion of the transaction, Modena Sports become our wholly-owned subsidiary. The transaction was completed upon the delivery of audited financial statements.

     Mold Purchase Agreement On June 18, 2008, Medina and MGS Grand and Mardikian Design entered into a Mold Purchase Agreement, as a part of the Fixed Asset Purchase Agreement, referred to above. Under the Mold Purchase Agreement, we purchased certain molds and tools from MGS Grand and Mardikian Design in exchange for an additional 5,500,000 shares of its restricted common stock. MGS Grand owns a 95% equity interest in Modena Sports and Mr. Albert Mardikian owns the remaining 5% equity interest.

         License Agreement The License agreement, entered into on 18th day of June, 2008, grants license to licensee (Medina International Holdings, Inc.) the exclusive right to use and enjoy the benefits of the Patent and design rights associated with the patent for a period of 15 years. License agreement provides for the following as compensation.


         a) 2% for Patented Designs with or without Patented Fire Pump technology used in the Company's production.
         b) 1% for Patented Pump Technology used in designs other than Mr. Mardikian's or his Associates.
         c) 1% for using Patents in any of our distributor or associated companies products.
         d) Medina agrees to pay $1,000,000 to MGS as under:
                  $200k in 2 months minimum and 3 months  maximum,  and balance
                  $800K  will be  released  at the rate of 10% of each boat sale until the complete debt balance of $800K is paid off.

All of the licenses referenced above are with Mr. Albert Mardikian, CEO of Harbor Guard Boats, Inc. and/or his affiliated entities and shall be treated separately and not as one license agreement.

Agreement with WinTec Protective Systems, Inc.

On June 28, 2011, Medina International Holdings, Inc. entered into a Contribution and Exchange Agreement with WinTec Protective Systems, Inc. ("WinTec.") As part of the Contribution and Exchange Agreement, the Company agreed to issue 3,000,000 shares of its restricted common stock in exchange for 20,400,000 shares of the common stock of WinTec. As a result of such exchange, the Company holds 51% of the issued and outstanding common stock of WinTec, making WinTec a subsidiary of the Company.

Wintec was incorporated in the State of Texas. Wintec's Operations are located in Houston, Texas. Wintec has developed various products such as CORTAIN, Hydro-Tain, and Blast Block. Medina International Holdings, Inc. has first right to use CORTAIN, anti-corrosion material for small marine crafts.

As part of the Contribution and Exchange Agreement, the Company has agreed to register the 3,000,000 shares issued with the Securities and Exchange Commission ("SEC") for resale by WinTec. If any of the following occur:

     (i) the Registration Statement is not filed on or before the Required Filing Date,

     (ii) the Registration Statement is not declared effective on or before the Required Effective Date, or

     (iii)the Registration Statement is declared effective but cease to be effective for a period of time which shall exceed three hundred and sixty five (365) days in the aggregate per year (defined as a period of 365 days commencing on the date the Registration Statement is declared effective)

then the Company will be required to pay WinTec an amount equal to one-half percent (0.5%) of the fair market value of the 3,000,000 shares of the Company's common stock on the first business day after the non-registration event and for each subsequent thirty (30) day period (pro rata for any period less than thirty
(30) days) which are subject to such Non-Registration Event.

Stock Redemption and Purchase Agreement

Concurrent with the signing of the Contribution and Exchange Agreement, the Company also entered into a Stock Redemption and Purchase Agreement with WinTec. The Stock Redemption and Purchase Agreement provides that provides WinTec the right to repurchase 12,400,000 shares of its common stock held by the Company upon the closing of the Contribution and Exchange Agreement in exchange for $1,500,000. In addition, the Company has agreed to issue to WinTec an option to purchase up to 3,000,000 shares of its restricted common stock at an exercise price of $0.10 per share.

The Stock Redemption and Purchase Agreement provides that the WinTec Board of Directors shall be reduced from 7 to 6 directors and that the Company will have the ability to appoint 2 of the directors.

Upon the completion of the Stock Redemption and Purchase Agreement, the Company will hold 8,000,000 shares of WinTec, representing 28.99% of the issued and outstanding common stock of WinTec.

Loan Agreement and Revolving Promissory Note

Concurrent to the signing of the Contribution and Exchange Agreement, the Company entered into a Loan Agreement and Revolving Promissory Note with WinTec. As part of the Loan Agreement, the Company has agreed to lend to WinTec $1,500,000 cash to be used by WinTec to expand its business operations, which includes at some future point moving their laboratory facility from Texas to California.

The Loan Agreement provides for the funds to be delivered to WinTec in three tranches, as set forth below:

     -  Fifty   Thousand   Dollars   ($50,000)   upon   execution  of  the  loan
     documentation, and

     - Four Hundred Fifty Thousand ($450,000) 30 days after the execution of the loan documentation and

     - One Million ($1,000,000) shall be funded at such times, and in such amounts, as requested by WinTec.

The Loan Agreement provides for the Company to be issued an exclusive license for the use of WinTec's anti-corrosion material for small marine craft, pursuant and the first right of first refusal to exclusively license such intellectual property of WinTec as it may license to third parties.

The Revolving Promissory Note has an annual interest rate of 1% and a term of four (4) years from the date of issuance. The Revolving Promissory Note does not provide for a payment schedule, only that payments will be made as requested by the Company.

Stock Issuance

On June 28, 2011, as part of the Contribution and Exchange Agreement and the Stock Redemption and Purchase Agreement, the Company made the following issuances of its restricted common stock and equity instruments:

- 3,000,000 shares of its restricted common stock to WinTec pursuant to the Contribution and Exchange Agreement in exchange for 20,400,000 shares of the common stock of WinTec.

- An option to purchase 3,000,000 shares of the Company's restricted common stock at an exercise price of $0.10 per share to WinTec as part of the Stock Redemption and Purchase Agreement.

Product Description

We manufacture commercial and recreational watercrafts under our two wholly owned subsidiaries, Medina Marine and Harbor Guard Boats. Our commercial products are utilized by fire, search & rescue, patrol, emergency, military and defense departments, while the recreational products are targeted towards leisure and sports inclined individuals.

Our Company's products combine power, safety, handling and stability in rough water along with high-speed performance. Boats already in use are getting international praise and recognition for the powerful rescue tool they have become to America's municipalities.


         Commercial Boats - The Company currently has eight (8) commercial watercraft models, ranging from 15' to 37' in length.

-------------------------------- --------------- -----------------

          Watercraft              Fire Rescue         Rescue
-------------------------------- --------------- -----------------


15'      Interceptor                   o                o

21'      Interceptor                   o                o

21'      Firecat                       o                o

18'      Firehawk Defender             0                0

24/26'   Firehawk Defender             o                o

28'      Firehawk Defender             o                o

30'      Firehawk Defender             o                o

37'      Firehawk Defender             o                o
-------------------------------- --------------- -----------------

Recreational Boats - The Company currently has 3 recreational watercraft models.

Our watercraft products are made out of fiberglass materials. In addition to durability and improved speeds, the use of fiberglass means that any repairs or damage to the interior or exterior of the craft can be easily repaired. Our products incorporate a platform, which prevents the boats from flooding, providing a greater stability for our products.

All of our watercrafts either use jet propulsion, I/O and Out Boards for their power. The use of jet engines allows the watercraft to operate in shallow waters. In addition, the jet engines provide a greater safety to the rescuers and those being rescued. Our jet propulsion watercrafts allow the crew members to get extremely close to the victims without the worry of causing further injury to those being rescued. The use of I/O and Outboard engines are installed mainly in 24' and up models. In addition, some of our models are designed to accommodate multiple or mixture of the above mentioned engine types, taking into consideration safety and agility.

The water pump used in our products uses water retrieved from the bottom of the boat and sprays water at 750-3000 gallons per minute, without compromising the stability of the craft. MCD System allows the water intake to be diverted to water pump for spraying. Both of these systems are patented.

Our innovative watercraft designs allow us to market our products to fire and rescue departments, as well as to defense and military departments.

Competition

Our products compete with those companies that are already established in the industry. Our competition may have established dealerships around the United States and other parts of the world, which may give them an advantage over our company. In addition, our competition may have good relations with the government and its personnel and a proven track record, which may adversely affect our sales efforts. An established competition to our company may have resources and man power to expand into other cities and countries and offer their products at lower prices.

Our competitors build similar rescue watercraft, though they may use different materials in the construction of their products, such as inflatable, metal, and aluminum. We believe that the use of the jet propulsion, I/O, and Outboard engines and the innovations in our designs provide greater stability, which will provide us with an advantage over our current competition.

There is greater competition for our recreational products than there are for our rescue and fire rescue watercrafts. The recreational industry is larger than the fire and rescue industry and our competitors in the recreational boat industry have an established clientele and may have far greater resources than we have at this time.


Sales and Marketing

-------------------------------------------------------- ---------------- ---------------
        Units Sold for the year ended April 30,
-------------------------------------------------------- ---------------- ---------------
                               2011                           2010
     Department Type         No. Sold      Percentage       No. Sold        Percentage

     Fire Department             8            89%               1              50%
          Police                 1            11%               1              50%
--------------------------- ------------ --------------- ---------------- ---------------
          Total                  9            100%              2              100%
--------------------------- ------------ --------------- ---------------- ---------------

Harbor Guard Boats, Inc. has sold 32 watercrafts since 2005 and Medina Marine, Inc. has sold 3 watercrafts since 2004 for combined total of 35 watercrafts to various domestic and international rescue and fire departments.

The Company has begun aggressively marketing its products throughout the United States and around the world. By working with independent sales agents, the Company has been able to expand its reach into agencies worldwide that are looking for watercrafts for search and rescue, defense, and emergency purposes.

Our watercrafts are sold to departments, such as Fire, Police, Defense, Emergency, and Volunteer Fire Departments. Most of our sales have come from Fire Department in the United States and abroad; however, there is an increasing potential for sales opportunities in other departments as well.

Our Company seeks to constantly expand dealers in the U.S. and around the world. Currently we have dealers in United States to represent the following states:
Michigan, Wisconsin, Illinois, South Carolina, North Carolina, Georgia, New York, New Jersey, Puerto Rico and Connecticut.

In  addition,   we  have   established   dealer   relations  in  the   following
countries/region: Caribbean, India, Middle East, Turkey, and South America.

Our commercial boat marketing strategy includes displaying and demonstrating our products at regional, national and international shows throughout the United States, and advertising our products in industry magazines and on the Internet.

ITEM 1A. RISK FACTORS

The ownership of the Company's securities involves certain risk factors, including without limitation, lack of liquidity, various conflicts of interest, and economic and market risks. An investment in the Company's common stock involves a number of risks. The risks discussed in this document could materially and/or adversely affect our business, financial condition and results of operations and cause the trading price of our common stock to decline significantly.

Risks in Equity

We expect our stock price to be volatile which could cause a complete loss of investment to purchasers of our stock.

The trading price of our common stock is likely to be highly volatile. Our stock price could fluctuate widely in response to many factors, including, but not limited to the following:


a)       our historical and anticipated quarterly and annual operating results;
b)       announcements of new products or services by us or our competitors or new competing technologies;
c)       investors' perceptions of us and investments relating to the watercraft and/or defense industry;
d)       developments in the watercrafts and/or defense industry;
e)       technological innovations;
f)       failure to diversify;
g)       changes in pricing made by us, our competitors or providers of alternative/substitute services;
h)       the addition or loss of business customers;
i)       variations between our actual results and analyst and investor expectations;
j)       condition or trends in the boat industry, including regulatory developments;
k)       announcements by us of significant acquisitions, strategic partnerships, joint ventures or capital commitments;
l)       additions or departures of key personnel; and
m)       general market and economic conditions.


In addition, in recent years the stock market in general, and the Over-The-Counter market, in particular, have experienced extreme price and volume fluctuations. These fluctuations have often been unrelated or disproportionate to the operating performance of these companies. These markets and industry factors may materially adversely affect our stock price, regardless of our operating performance.

         The stock market, from time-to time, has experienced significant price and volume fluctuations that have particularly affected the market prices for the common stock of similar companies. These broad market fluctuations may adversely affect the market price of the Company's common stock. In the past, following periods of volatility in the market price of a particular company's securities, securities class action litigation has been instituted. There can be no assurance that such litigation will not occur in the future with respect to the Company. Such litigation, regardless of its outcome, would result in substantial costs and a diversion of management's attention and resources, which could have a material adverse effect upon the company's business, results of operations, and financial condition.

         In the past, the trading price of the Company's common stock has experienced substantial volatility. Sales of substantial amounts of common stock in the public market could adversely affect prevailing market prices. As of July 20, 2011, we had 51,110,497 shares of common stock outstanding, of which 14,207,496 is or will be freely tradable, other than restrictions imposed upon our affiliates. The freely tradable shares, along with the contractually restricted shares, are significantly greater in number than the daily average trading volume of our shares. If the selling stockholders, or the holders of the freely tradable shares, were to sell a significant amount of our common stock in the public market, the market price of our common stock would likely be significantly and adversely affected.


         Penny Stock Reform Act. In October 1990, congress enacted the "Penny Stock Reform Act of 1990" (the "90 Act") to counter fraudulent practices common in Penny Stock transactions. Rule 3a51-1 of the Exchange Act defines "Penny Stock" as an equity security that is not among other things;

          a) a reported security (i.e., listed on certain national securities exchanges):

          b) a security registered or approved for registration and traded on a national securities exchange that meets certain guidelines, where the trade is effected through the facilities of that national exchange;

         c) a security listed on NASDAQ;

         d) a security of an issuer that meets certain minimum financial requirements ("net tangible assets" in excess of $2,000,000 if the issuer has been continuously operating for less than three (3) years), or "average return" of at least $6,000,000 for the last three years; or

         e) a security with a price of at least $5.00 per share for the transaction in question or that has a bid quotation (as defined in the rule) of at least $5.00 per share.

         Under rule 3a51-1, the Company's common stock falls within the definition of "Penny Stock," pursuant to the 90 Act, broker-dealers, prior to effecting a transaction in a Penny Stock, are required to provide investors with written disclosure documents containing information concerning various aspects of the market for Penny Stocks as well as specific information about the Penny Stock and the transaction involving the purchase and sale of that stock (e.g., price quotes and broker-dealer and associated person compensation). Subsequent to the transaction, the broker is required to deliver monthly or quarterly statements containing specific information about the Penny Stock. These added disclosure requirements will most likely negatively affect the ability of purchasers herein to sell their shares in the secondary market.

We will need to raise additional funds which could dilute the shares

We need to raise additional funds through public or private debt or equity financing to be able to fully execute our business plan. Any additional capital raised through the sale of equity may dilute the investor's ownership interest. We may not be able to raise additional funds on favorable terms, or at all. If we are unable to obtain additional funds, we will be unable to execute our business plan.

We may issue shares to raise capital or for services in the future at a price lower than that paid by current investors and such actions would be dilutive, even highly dilutive, of current outstanding shares, which would adversely affect market values

We will need to raise substantial amount of additional capital and may issue shares for cash, services, or acquisitions at a price less than that paid by current owners, as needs arise. This poses a risk for investors in that there is no protection for them against such dilutive issuances, which could ultimately adversely affect the market and price for our shares, if a market ever develops.

Our securities have been thinly traded on the Over-The- Counter Market, Pink Sheets which may not provide liquidity for our investors

Our securities are quoted on the Over-the-Counter-Bulletin-Board (OTCBB), under the symbol MIHI. Securities traded on the Over-The-Counter Market are usually thinly traded, highly volatile, have fewer market makers and are not followed by analysts. The Securities and Exchange Commission's order handling rules, which apply to NASDAQ-listed securities, do not apply to securities quoted on OTCBB markets. Quotes for stocks included on the OTCBB market are not listed in newspapers. Therefore, prices for securities traded solely on the OTCBB may be difficult to obtain and holders of our securities may be unable to resell their securities at or near their original acquisition price, or at any price.

 In times of heavy market volume, the limitations of this process may result in a significant increase in the time it takes to execute investor orders. Therefore, when investors place market orders to buy or sell a specific number of shares at the current market price, it is possible for the price of a stock to go up or down significantly during the lapse of time between placing a market order and its execution.

Future sales of our common stock by restricted shareholders could have a depressive effect on the market price for our stock

As of July 20, 2011, we had 51,110,497 shares of common stock outstanding, , subject to restrictions on transfer referred to below, all other shares of common stock which we have not registered are considered "Restricted Securities" as defined under the Securities Act (1934) and in the future may be sold in compliance with rule 144 under the Securities Act or pursuant to a registration statement filed under the Securities Act. Rule 144 generally provides that a person holding restricted securities for a period of six months may sell every three months in brokerage transactions or market-maker transactions an amount equal to the greater of (i) one percent (1%) of our issued and outstanding common stock or (ii) the average weekly trading volume of the common stock during the four calendar weeks prior to the sale. Rule 144 also permits, under certain circumstances, the sale of shares without any quantity limitation by a person who is not an affiliate of the company and who has satisfied a one year holding period. The sale of substantial numbers of these shares, whether pursuant to rule 144 or pursuant to a registration statement, may have a depressive effect on the market price of our common stock by causing the supply to exceed demand.

In addition, sales of significant amounts of restricted shares held by Mr. Madhava Rao Mankal, CFO and Director of the Company and Mr. Daniel Medina, President and Director of the Company, and Mr. Albert Mardikian, Director and CEO, Harbor Guard Boats, Inc., who own a total of 36,488,001 shares of our Company's common stocks, or the prospect of these sales, could adversely affect the market price of our common stock.

Our operating results in future periods are likely to fluctuate significantly and may fail to meet or exceed the expectations of securities analysts or investors, and this could affect our market price

Our annual and quarterly operating results are likely to fluctuate significantly in the future due to numerous factors, many of which are outside of the company's control. These factors include many of which are discussed in other risk factors; such as low revenues, competition, failure to approve products proposed, lack of additional capital, management changes, and intellectual property infringement claims to extremely high operating costs. If our operating results are negatively affected by any of these factors, our operating results in future periods could fail to meet or exceed the expectations of securities analysts or investors. In that event, any trading price of our common stock would decline.

Risks in General Operations

We rely upon licenses in the manufacturing of our boats

We manufacture our boats under various licenses; the loss of any could impair our business. Mr. Albert Mardikian, Chief Executive Officer of Harbor Guard Boats, Inc., holds the patents on the designs we use to build our products. If we breach the license agreement, it may seriously impair our ability to manufacture the boats and we may not be able to successfully implement our business plan. Each license is for a certain period of time. If Mr. Mardikian is unwilling to renew the licenses, it may seriously impair our ability to manufacture the boats and we may not be able to successfully implement our business plan.

We rely on proprietary designs and rights and if we have to litigate those rights, our expenses could substantially increase

Our intellectual property is important to our business. We rely on a combination of license rights, trade secret laws, confidentiality procedures, and contractual provisions to protect our intellectual property. Our success and ability to compete depends, in part, on the protection of our designs and technology. In addition, our technology could infringe on patents or proprietary rights of others. We have not undertaken or conducted any comprehensive patent infringement searches or studies. If a third party holds any conflicting rights, we may be required to stop making, using or selling our products or to obtain licenses from and pay royalties to others. Further, in such event, we may not be able to obtain or maintain any such licenses on acceptable terms, if at all. We may need to engage in future litigation to enforce intellectual property rights or the rights of customers, to protect trade secrets or to determine the validity and scope of proprietary rights of others, including customers. This litigation could result in substantial costs and diversion of resources and could materially adversely affect our results of operations.

We depend on our suppliers and if we cannot obtain certain components for our products, we might have to develop alternative designs that could increase our costs

We depend upon a number of suppliers for components in manufacturing our boats. There is an inherent risk that certain components will be unavailable for prompt delivery or, in some cases, discontinued. We have only limited control over any third-party manufacturer as to quality controls, timeliness of production, deliveries and various other factors. Should the availability of certain components be compromised, it could force us to develop alternative designs using other components, which could add to the cost of goods sold and compromise delivery commitments. If we are unable to obtain components in a timely manner, at an acceptable cost, or at all, we may need to select new suppliers, redesign or reconstruct the process we use to build the hulls, which management believes would take a minimum of one year. We may not be able to manufacture any boats for a period of time, which could materially adversely affect our business, through the results of our operations, and our financial condition.

In addition, if a change in the manufacturer of a key component is required, qualification of a new supplier may result in delays and additional expenses in meeting customer demand for products.

We have a limited operating history and may never achieve or sustain profitable operations.

Our ability to successfully commercialize our products will depend on, among other things, our ability to manufacture and sell our products and the relative cost to the customer of our product as compared to alternative competitive products. As a result, we may never achieve or sustain profitable operations.

We anticipate that we will continue to incur operating losses for the foreseeable future, due to a high level of planned operating and capital expenditures for developing manufacturing capabilities, increased sales and marketing costs, the hiring of additional personnel, greater levels of product development and our general growth objectives related to the design and manufacturing of our products.

We have incurred losses since our inception and expect to continue to incur losses in the future. We may never become profitable. We have historically generated substantial losses, which, if continued, could make it difficult to fund our operations or successfully execute our business plan, and could materially adversely affect our stock price. We experienced net losses of $566,022 for the year ended April 30, 2011. At April 30, 2011, we had an accumulated deficit of $6,009,376.

The impact of market fluctuations in money markets, financial stability and financing costs could adversely affect our profitability.

Most of our expenses and capital spending are transacted in the U.S. dollars. The company's exposure to market risk for changes in interest rates relate primarily to the company's cash and cash equivalent balances, marketable securities, investment in sales-type leases, and loan agreements. The majority of the company's investments may be in short-term instruments and therefore subject to fluctuations in U.S. interest rates. Our financing arrangements will be periodically renewed and an increase in interest rates may result in higher interest charges to us. Due to the uncertain nature of such, we cannot provide assurance that this will not have a material adverse impact on our financial condition and results of operations.

Our independent accountants have issued a going concern opinion and if we do not generate enough cash from operations to sustain our business we may have to liquidate assets or curtail our operations.

The accompanying financial statements have been prepared assuming we will continue as a going concern. Conditions exists which raise substantial doubt about our ability to continue our business unless we are able to generate sufficient cash flows to meet our obligations and sustain our operations. In addition, we have limited working capital. We cannot provide assurance or guarantee that additional capital and/or debt financing will be available and to the extent required by us, or that if available, it will be on terms favorable or acceptable by us. Our financial statements do not include any adjustment that might result from the outcome of this uncertainty. This may be an indicator of our inability to continue in business which could cause loss of part or all of your investment.

We will need significant additional funds for operations and product marketing and development, which we may not be able to obtain

The expansion and development of our business will require significant additional capital. We intend to seek substantial additional financing in the future to fund the growth of our operations, including funding the significant capital expenditures necessary for us to provide products in our targeted markets. We may be unable to obtain any future equity or debt financing on acceptable terms or at all. A market downturn or general market uncertainty will adversely affect our ability to secure additional financing. If we are unable to obtain additional capital or are required to obtain it on terms less satisfactory than what we desire, we will need to delay deployment of our new products or take other actions that could adversely affect our business, prospects, operating results and financial condition. To date, our cash flow from operations has been insufficient to cover our expenses and capital needs. Our current capital resources have been expended and we need additional capital to continue expansion, which we may not be able to obtain, and it could impair or curtail operations.

Our current liabilities exceed our current assets by a significant amount, which could put stockholder/investors at serious risk of or loss of their investment

At April 30, 2011, we had current liabilities of $2,825,258 and $122,883 in current assets. As of April 30, 2011, we have a working capital deficit of approximately $2,702,375. In the event that creditors or litigants, if any, were to attempt to collect, it is unlikely that stockholders, as equity holders, would receive some or any return of their investment, because creditors would be paid first.

A segment of our business focuses on government agencies, limited number of potential customers, and if we cannot obtain government contracts, we may not earn revenues

Obtaining government contracts may involve long purchase and payment cycles, competitive bidding, qualification requirements, delays or changes in funding, budgetary constraints, political agendas, extensive specification development, price negotiations and milestone requirements. Each government agency also maintains its own rules and regulations, varying significantly among agencies, with which we must adhere to. Government agencies also often retain some portion of fees payable upon completion of a project and collection of these fees may be delayed for several months.

We must comply with environmental regulations or we may have to pay expensive penalties or clean up costs

We are subject to federal, state, local and foreign laws and regulations regarding protection of the environment, including air, water, and soil. Our manufacturing business involves the use, handling, storage, and contracting for recycling or disposal of, hazardous or toxic substances or wastes, including environmentally sensitive materials, such as batteries, solvents, lubricants, degreasing agents, gasoline and resin. We must comply with certain requirements for the use, management, handling, and disposal of these materials. We do not maintain insurance for pollutant cleanup and removal. If we are found responsible for any hazardous contamination, we may have to pay expensive fines or penalties or perform costly clean-up. Even if we are charged, and later found not responsible, for such contamination or clean up, the cost of defending these charges could be high.

If we do not comply with government regulations, we may be unable to ship our products or may have to pay expensive fines or penalties

We are subject to regulation by United States governments (county, state, federal governments, government agencies, etc.), and regulatory authorities from foreign nations. If we fail to obtain regulatory approvals or suffer delays in obtaining regulatory approvals, we may not be able to market our products and services, and generate revenues. Further, we may not be able to obtain necessary regulatory approvals. Although we do not anticipate problems satisfying any of the regulations involved, we cannot foresee the possibility of new regulations, which could adversely affect our business. Our products are subject to export limitations and we may be prevented from shipping our products to certain nations or buyers.

Risks in sales/marketing

We are subject to substantial competition and we must continue to focus on product development to remain competitive.

We are subject to significant competition that could harm our ability to gain business and increase the pressure on prices on our products. We face competition from a variety of firms. Moreover, we may not have sufficient resources to undertake the continuing research and development necessary to remain competitive. Competitors may attempt to independently develop similar designs or duplicate our products or designs. We or our competitors may intentionally or unintentionally infringe upon or misappropriate products or proprietary information. In the future, litigation may be necessary to enforce intellectual property rights or to determine the validity and scope of the proprietary rights of others. Any such litigation could be time consuming and costly. Any patent or patents sub-licensed to us relating to current or future products may be challenged, invalidated, or circumvented or the rights granted there under may not be held valid if subsequently challenged.

Our boat designs are based on technological and design innovation. Consequently, the life cycles of some of our products can be relatively short. Our success depends significantly on our ability to establish and maintain a competitive position in this field. Our products may not remain competitive in light of technological developments by others. Our competitors may succeed in discovering and developing technology before we do that might render our technology, and hence making our products, obsolete and noncompetitive.

We are a small company in terms of employees, technical and research resources and capital. We expect to have significant research and development, sales and marketing, and general and administrative expenses for several years. These amounts may be expended before any commensurate incremental revenue from these efforts may be obtained. These factors could hinder our ability to meet changes in the boat industry as rapidly or effectively as competitors with substantially more resources.

Commercialization   of  our   current   and  future   products   could  fail  if
implementation of our sales and marketing strategy is unsuccessful

A significant sales and marketing effort will be necessary in order to achieve the level of market awareness to realize profitability from sales of our current and future products. We currently have only limited sales and marketing experience, both in the United States and abroad, which may limit our ability to successfully develop and implement our sales and marketing strategy. We need to:

            a)  hire  and  train  sales  and  marketing  personnel;   b)  manage
            geographically dispersed operations; c) encourage customers to purchase our products.

If we fail to successfully create and implement our sales and marketing strategy, it could result in increased costs and net losses, resulting in potential failure of the company.


         Success dependent on market acceptance. Our Company's success is dependent on the market acceptance of our products. Despite the increasing demand for commercial boats, market acceptance of the company's products will be dependent, among other things, upon its quality, ease of use, speed, reliability, and cost effectiveness. Even if the advantages of our products are established, we are unable to predict how quickly, if at all, our products will be accepted in the marketplace.

Risks in management

We rely upon key employees to proceed with our business plans

The loss of our key employees could impair our ability to proceed with our business. Our success depends in significant part on the continued services of our key employees, including Mr. Daniel Medina, President and Director and Mr. Madhava Rao Mankal, Chief Financial Officer and Director..

Our principal officers and directors own 72.20% of our stock, which if voted in a block, will be a controlling interest and investors will have a limited voice in our management.

Messrs. Daniel Medina, Albert Mardikian and Madhava Rao Mankal, officers and directors of the Company, beneficially own approximately 71.39% of our outstanding common stock as of July 20, 2011. As a result, Messrs. Medina, Mardikian and Mankal have the ability to control substantially all matters submitted to our stockholders for approval, including:

         a) election of our board of directors;
         b) removal of any of our directors;
         c) amendment of our certificate of incorporation or bylaws; and
         d) adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving the company.

As a result of their ownership and positions, Messrs. Medina, Mardikian and Mankal are able to influence all matters requiring stockholder approval, with little additional support, including the election of directors and approval of significant corporate transactions.

         Conflicts of interest ---- The board of directors of the Company is subject to various conflicts of interest arising out of their relationship with the company. The officers and directors of the Company will devote such time, as they deem necessary to the business and affairs of the Company. Officers and directors of the Company are required by law to deal fairly and in good faith with the company and they intend to do so. However, in any company, there are certain inherent conflicts between the officers and directors and the investors, which cannot be fully mitigated. Because the officers and directors will engage in activities independent of the company, some of these activities may conflict with those of the company. Thus, the officers and directors may be placed in the position where their decisions could favor their own activities or other activities with which they are associated over those of the Company. Officers and directors of the company may engage in business separately from activities on behalf of the company or client entities for which the Company also provides services to.


         Limitations on directors' and officers' liability. The Company's articles of incorporation provide, as permitted by governing Colorado law, that a director or officer of the Company shall not be personally liable to the company, or its shareholders, for monetary damages for breach of his or her fiduciary duty of care as a director or officer, with certain exceptions. In addition, the company has agreed to indemnify its officers and directors to the fullest extent permitted by Colorado law. Such provisions may discourage stockholders from bringing a lawsuit against directors for breaches of fiduciary duty and may also have the effect of reducing the likelihood of derivative
litigation   against   directors  and  officers  even  though  such  action,  if
successful, might otherwise have benefited the company's stockholders. In addition, a stockholder's investment in the company may be adversely affected to the extent that the company, pursuant to such provisions, pays costs of settlement and damage awards against the company's officers or directors.

ITEM 1B.               Unresolved Staff Comments

NONE

ITEM 2. DESCRIPTION OF PROPERTIES

As of April 30, 2011, we did not own any properties. We moved our Company's activities, including all subsidiaries, from Costa Mesa, California to Corona, California during on February 3, 2010. Our management signed a three-year lease for a 11,900 sq. ft. building in the city of Corona, California, effective April 1, 2010. The address for this location is 1802 Pomona Rd, Corona, CA, 92880. This building is owned by unrelated parties. The lease to the Corona facility expires on March 31, 2013, and calls for monthly payments, initially of $2,600 per month plus costs, escalating over the term of the lease to $6,000 per month plus costs.

ITEM 3. LEGAL PROCEEDINGS

On December 28, 2010, Albert Mardikian and MGS Grand Sport, Inc., a California corporation, filed a Complaint for breach of contract; money lent; account stated; accounting; declaratory relief; fraud and deceit; breach of fiduciary duty; conversion; and involuntary dissolution in Superior Court of the State of California, County of Orange against Medina International Holdings, Inc.; Modena Sports Design, LLC; Harbor Guard Boats, Inc.; Madhava Rao Mankal; and Danny Medina. Plaintiffs are seeking monetary damages exceeding $1 million as well as punitive damages in unspecified amounts and a dissolution of the Company. Mr. Mardikian is a Director and significant shareholder of the Company. The suit is in its preliminary stages and no prediction can be made as to its eventual outcome. The Company intends to vigorously defend the lawsuit in the normal course of business.

ITEM 4.  REMOVED AND RESERVED.

                                     PART II

ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Medina International Holdings, Inc. is quoted on the Over-the-Counter-Bulletin-Board (OTCBB) market and the trading symbol for our Company's common stock is MIHI. The Company's common stock began trading on the Over-the-Counter-Bulletin-Board (OTCBB) in May of 2006. As a result of non-timely filings of Annual and Quarterly reports, our stock began trading on the Pink Sheets market in April of 2009. In September of 2010, the Company's common stock was reinstated for trading on the Over-the-Counter-Bulletin-Board (OTCBB) market.

As of the date of this report, the Company's common stock has been thinly traded. There may never be substantial activity in the market and if there is substantial activity, such activity may not be maintained, and no prediction can be made as to what prices may prevail for our Company's common stock. The range of high and low trade quotations for each fiscal quarter since the last report, as reported by the National Quotation Bureau Incorporated, were as follows:

------------------------- ------------- -------------
                              High          Low
------------------------- ------------- -------------
Year ended April 30,
2011

First Quarter                  $0,05         $0.01

Second Quarter                 $0.05         $0.01

Third Quarter                  $0.05         $0.01

Fourth Quarter                 $0.04         $0.02


Year ended April 30,
2010

First Quarter                  $0.04         $0.01

Second Quarter                 $0.06         $0.01

Third Quarter                  $0.10         $0.04

Fourth Quarter                 $0.07         $0.04
------------------------- ------------- -------------


Dividend Policy

We have never paid nor declared any cash dividends on our common stock. We do not expect to pay any cash dividends on our common stock in the foreseeable future. Payment of future dividends, if any, will be at the discretion of the Board of Directors and will depend on our financial position, results of operations, capital requirements, restrictions contained in current or future financing instruments, and other factors the Board considers relevant.

Recent Sales of Unregistered Securities

The Company issued 103,750 unregistered securities during the fiscal year ended April 30, 2011. The following presents the purpose for the issuance of unregistered securities:


------------------------------------------ ------------------------- ----------------------------
              Person/Entity                  No. of Common Stock               Purpose
------------------------------------------ ------------------------- ----------------------------
Board of Directors                                  93,750           Fees
Lebo Network Consulting                             10,000           Conversion of Payable
------------------------------------------ ------------------------- ----------------------------

The Company did not sell any unregistered securities from May 1, 2010 to April 30, 2011.

For the year end April 30, 2010, the Company issued 11,010,000 shares of common stock to MGS Grand Sports/Mardikian Design Engineering for acquisition & royalties, and issued three officers 4,135,000 shares of common stock for accrued salary conversion. Exemption from Registration Claimed

The sale, if any, by the Company of its unregistered securities was made by Registrant in reliance upon Section 4(2) of the Securities Act of 1933, as amended. The corporation, which purchased the unregistered securities, was known to the Company and its management, through pre-existing business relationships. The purchaser was provided access to all material information, which it requested, and all information necessary to verify such information and was afforded access to management of the Company in connection with the purchase. The purchaser of the unregistered securities acquired such securities for investment and not with a view toward distribution acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

ITEM 6. SELECTED FINANCIAL DATA

The following table presents selected historical financial data derived from the audited Consolidated Financial Statements for three years. This information should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations, as well as the audited Consolidated Financial Statements and the Notes thereto.


      -------- -------------------------------------------- --------------------------------------------------------------
                                                                           During the year ended April 30,
                                                                   2011                  2010                 2009
                                                                   ----                  ----                 ----
      Operating Results
               Net Sales                                             $1,542,436              541,675    $      1,034,379
               Gross Margin                                             512,531              (98,837)            (76,537)
               Net Loss                                          $    (566,022)        $    (745,070)   $     (1,768,434)
      Balance Sheet
               Total assets                                       $     580,285        $    1,046,720   $      1,324,318
               Total debt                                             2,825,258             2,731,046          3,593,014
               Total Stockholders' equity                            (2,244,973)           (1,684,326)        (2,268,696)
      Cash Flows
               Net cash received by operating activities          $      14,295         $     177,211   $       (242,088)
               Net cash used by investing activities
               Net cash provided by financing activities                (71,007)             (106,564)           282,250
      -------- -------------------------------------------- -------------------- --------------------- -------------------

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

CAUTIONARY AND FORWARD LOOKING STATEMENTS

In addition to statements of historical fact, this Form 10-K contains forward-looking statements. The presentation of future aspects of Medina International Holdings, Inc. ("Medina International Holdings, Inc.,""Company" or "issuer") found in these statements is subject to a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," or "could" or the negative variations thereof or comparable terminology are intended to identify forward-looking statements.

These forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause the Company's actual results to be materially different from any future results expressed or implied by Medina International Holdings, Inc. in those statements. Important facts that could prevent Medina International Holdings, Inc. from achieving any stated goals include, but are not limited to, the following:

Some of these risks might include, but are not limited to, the following:

(a)  Volatility or decline of the Company's stock price;

(b)  Potential fluctuation in quarterly results;

(c)  Failure of the Company to earn revenues and/or profits;

(d)  Inadequate capital to continue or expand its business;

(e) Inability to raise additional capital or financing to implement its business plans;

(f)  Failure to achieve a business;

(g)  Rapid and significant changes in markets;

(h)  Litigation or legal claims and allegations by outside parties; and

(i)  Insufficient revenues to cover operating costs.

There is no assurance that the Company will be profitable, the Company may not be able to successfully develop, manage or market its products and services, the Company may not be able to attract or retain qualified executives and personnel, the Company's products and services may become obsolete, government regulation may hinder the Company's business, additional dilution in outstanding stock ownership may be incurred due to the issuance of more shares, warrants and stock options, or the exercise of warrants and stock options, and other risks inherent in the Company's businesses.

The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the factors described in other documents the Company files from time to time with the Securities and Exchange Commission , including the Quarterly Reports on Form 10-Q and Annual Report on this Form 10-K filed by the Company and any Current Reports on Form 8-K filed by the Company.

Overview

We are in the business of delivering products and services to aid organizations and service personnel who risk their lives to save others. We design, manufacture, test, deliver, and support fire rescue, rescue, and patrol watercrafts (commercial) to increase the effectiveness and efficiency of the mission of our users. Our products are sold to fire, search & rescue, emergency, police, defense, and military departments in the United States and abroad. Fire departments are our largest customers and we rely heavily on government funded departments to achieve sales and continue our operations.

In addition, we also manufacture two recreational watercraft models.

The Company owns the rights to the following websites:

www.medinaih.com
www.medinainternationalholdings.com
www.medinamarine.com
www.harborguardboats.com
www.wintecprotectivesystems.com

Key Challenges

We face numerous challenges to sustain operations. We have identified some of the challenges we continue to face:

a) Continuing to expand our customer base both domestically and internationally;
b) Continuing to meet or exceed customer's price expectations; c) Continuing to build brand name both domestically and internationally; d) Continuing to provide quality customer support; e) Competing with established competitors; f) Continuing the development of new products; and g) Reducing internal control weaknesses over financial reporting and disclosure.

The main uncertainty about our operations is whether we will continue to receive orders for our commercial products. Our potential customers rely on federal grants or other government budgets to receive funds to purchase equipment. Depending on the size of aid received, service personnel purchase equipment(s) for their departments. The size of the aid received by these departments creates a demand for our product, in terms of price and features. The timing of the funds cannot be predicted for our prospective international customers. The size of the aid cannot be predicted; hence we will be unable to forecast our outlook for the coming fiscal year.

In July of 2008, we acquired Harbor Guard Boats, Inc. as our wholly owned subsidiary. Our management has recognized that our business was changing, and in response, we are attempting to rebalance our workforce and manufacturing capacity. We may incur costs as a result of our efforts to meet these restructuring needs.

In addition, Our Company's accounting and financial systems need to be substantially improved in order to accommodate our current and projected production levels. We may incur costs as a result of our efforts to improve the accounting and financial systems.

Strategy

Our strategy is to not only manufacture high quality watercrafts, but also to seek and/or develop innovative products to assist emergency and defense personnel and departments to become more efficient and effective in their mission. In addition, our strategy includes the following:

a)       Capitalize on the demand for commercial and recreational watercrafts;
b) Build long-term relationships with business partners and stakeholders while providing profitability for our investors; c) Develop and expand strategic partnerships; d) Identify new products and markets to meet changing customer requirements; e) Retain and provide opportunities for growth for our employees;

Results of Operations

The following discussion and analysis is based on our consolidated statements of operations, which reflect our results of operations for the years ended April 30, 2011 and 2010, as prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP").

The following tables present our results of operations for the two years ended April 30, 2011 and 2010, as well as the percentage changes from year to year.


---------------------------------------- ----------------------------------------- -- ---------------- -- -----------------
                                               For the year ended April 30,            Dollar Change         Percentage
                                                                                                               Change

---------------------------------------- ----------------------------------------- -- ---------------- -- -----------------
                                                 2011                  2010            2011 vs. 2010       2011 vs. 2010

Sales, net                                         $1,542,436    $541,675                 $ 1,000,761           185%

Cost Of Sales                                       1,029,905     640,512                     389,393           61%

                                         --------------------- -- ---------------- -- ---------------- -- -----------------
       Gross Profit                                   512,531     (98,837)                    611,368           619%


General and administrative expenses                   664,929     519,840                     145,089           28%

Selling and marketing expenses                        153,446      50,459                     102,987           204%

Write off of Assets                                   222,570          -                      222,570           n/a

                                         --------------------- -- ---------------- -- ---------------- -- -----------------
       Loss from operations                         (305,844)    (669,136)                    363,292          (54%)


  Other income                                         32,046       2,800                      29,246          1045%

  Interest expense                                   (69,654)      (78,734)                     9,080          (12%)

                                         --------------------- -- ---------------- -- ---------------- -- -----------------
       Net other loss                                (37,608)      (75,934)                    38,326          (50%)


Loss before income tax (expense)                  $ (566,022)    $(745,070)                  $179,048          (24%)
benefit
       Income tax (expense) benefit                       -            -                          -               -
                                         --------------------- -- ---------------- -- ---------------- -- -----------------

Net Loss from Operations                          $ (566,022)    $(745,070)                  $179,048          (24%)

---------------------------------------- --------------------- -- ---------------- -- ---------------- -- -----------------

2011 Compared to 2010

Net Sales

Harbor Guard Boats has sold 32 units since its inception.

------------------------------- --------------------------------- - --------------- -- ----------------
           Revenue               For the Years Ended April 30,      Dollar Change      Percent Change
------------------------------- --------------------------------- - --------------- -- ----------------
                                     2011             2010          2011 vs. 2010       2011 vs. 2010
                                     ----             ----          -------------       -------------
Boat Sales, net                    $  1,539,007       $  537,515     $                      185%
                                                                    1,001,492
Spare parts and logistics                 3,429            4,160                             (1)%
                                                                    (731)
                                   $  1,542,436       $  541,675     $                      185%
                                   ------------       ----------     -----                  ----
                                                                    1,000,761
------------------------------- ---------------- ---------------- - --------------- -- ----------------

Our sole source of revenue since our inception is attributable to commercial watercrafts. Our company sold nine watercrafts and earned $1,539,007 in revenues for the year ended April 30, 2011 as compared to two watercrafts and earned $537,515 in revenues for the year ended April 30, 2010. Since most of our sales consist of commercial watercrafts, we do not anticipate offering discounts or other sales incentives.

The following table presents our watercraft sales for the years ended April 30, 2011 and 2010.

-----------------------------------------------
         For the year ended April 30,
-----------------------------------------------
                        2011          2010
                        ----          ----

    Units Sold           9             2
     Revenue        $              $ 537,515
                    1,539,007
------------------- ------------- -------------

The increase in sales for the year ended April 30, 2011 of $1,000,761, or 185%, was primarily due to an increase in watercrafts sold.

Cost of sales

Costs of sales are costs to produce our product and generally consist of direct materials, direct labor and production overhead.

--------------------------------------------- ----------------------------------
                          For the year ended April 30,
--------------------------------------------- ----------------------------------
                                                          2011            2010
                                              ----------------   ---------------
Cost of sales                                 $1,029,905          $640,512

Gross profit                                  $  512,531          $(98,837)

Gross profit as a percentage of net sales          33.22%           (18.24)%

--------------------------------------------- ------------------ ---------------

The increase in cost of goods sold for the year ended April 30, 2011 of $389,393 or 61%, was primarily due to the increase in sales. Our cost of goods sold comprise of direct material, direct labor, and production overhead which includes depreciation. Gross loss is mainly due to the under recovery of depreciation during the year ended April 30, 2010. We included royalty payments, for the use of the patents, as part of the production overhead..


General and administrative expenses.

-------------------------------------------- ------------------------------ ----------------- ----------------------
General and Administrative Expenses          For the year ended April 30,    Dollar Change      Percentage Change
-------------------------------------------- ------------------------------ ----------------- ----------------------
                                                  2011            2010       2011 vs. 2010        2011 vs. 2010
                                                  ----            ----       -------------        -------------
General and Administrative Expenses                $ 664,929     $ 519,840         $ 145,089           28%
-------------------------------------------- ---------------- ------------- ----------------- ----------------------

General and administrative expenses include, but not limited to:

a) Professional fees for legal, accounting, consulting, and development activities;
b)       Public company related expenditures;
c)       Stock compensation for services rendered to the Company;
d)       Management salaries
e)       Compensation expenses; and
f)       Payroll taxes

The increase in general and administrative expenses for the year ended April 30, 2011 of $145,089 or 28%, was mainly due to the increase in professional fees of $120,738 for legal fees incurred due to the pending lawsuit brought by one of our major shareholder and board member, Mr.Albert Mardikian.


Selling and marketing expenses

-------------------------------------------- ------------------------------ ----------------- ----------------------
Selling and Marketing Expenses               For the year ended April 30,    Dollar Change      Percentage Change
-------------------------------------------- ------------------------------ ----------------- ----------------------
                                                  2011            2010       2011 vs. 2010        2011 vs. 2010
                                                  ----            ----       -------------        -------------
Selling and Marketing Expenses                     $ 153,446      $ 50,459     $ 102,987              204%
-------------------------------------------- ---------------- ------------- ----------------- ----------------------

Selling expenses include:
a)       Commission paid to sales personnel;
b)       Traveling expenses related to sales;
c)       Freight expenses and
d)       Marketing expenditures.

The increase in selling and marketing expenses of $102,987 or 204%, during the year ended April 30, 2011 compared to the year ended April 30, 2010, was primarily due to commission on sales, freight associated with sales, and attendance of trade shows. Due to the higher unit sales of our products during the year ended April 30, 2011, we incurred $96,757 in commission expenses as compared to $8,550 during the year ended April 30, 2010.



Other Income and Expenses

-------------------------------------------- ------------------------------ ----------------- ----------------------
Other Income (Expenses)                      For the year ended April 30,    Dollar Change      Percentage Change
-------------------------------------------- ------------------------------ ----------------- ----------------------
                                                  2011            2010       2011 vs. 2010        2011 vs. 2010
                                                  ----            ----       -------------        -------------
Other Income                                 $ 32,046         $  2,800       $ 29,246                    1045%

Other Expense                                $(69,654)        $(78,734)      $  9,080                     (12%)

-------------------------------------------- ---------------- ------------- ----------------- ----------------------

Other income consisted of cancellation of debt by our vendors.

Other Expense consists of interest expense on notes payable, credit cards, line of credits and shareholders' loans.

Our other expenses decreased by $9,080 or (12 %), during the year ended April 30, 2011, primarily due to the decrease of short-term debt, such as line of credit and credit cards, of Harbor Guard Boats, Inc. The interest accrued on shareholders' loan during the year ended April 30, 2011 was $41,490 compared to $35,143 during the year ended April 30, 2010. We also incurred interest on related party liabilities of $6,524 during the year ended April 30, 2011 compared to $5,644 during the year ended April 30, 2010.



Net Loss

------------------------------------------ -------------------------------- ----------------- ----------------------
Net Loss                                    For the year ended April 30,     Dollar Change      Percentage Change
------------------------------------------ -------------------------------- ----------------- ----------------------
                                                 2011            2010        2011 vs. 2010        2011 vs. 2010
                                                 ----            ----        -------------        -------------
Net Loss                                        $ (566,022)  $(745,070)      $179,048               (24%)

------------------------------------------ ----------------- -------------- ----------------- ----------------------

Based on the explanations described above, our net loss of $745,070 for the year ended April 30, 2010 decreased by $179,048, or 24%, to $566,022 for the year ended April 30, 2011.

Liquidity and Capital Resources

------------------------------------------------------------ ------------------------------------
Cash Flow                                                       For the Years Ended April 30,
------------------------------------------------------------ ------------------------------------
                                                                  2011              2010
                                                                  ----              ----

Net cash provided by (used in) operating activities              $   14,295        $     177,211
Net cash provided by (used in) investing activities              $  (33,158)       $         -

Net cash provided by (used in) financing activities              $  (71,007)       $    (106,564)

------------------------------------------------------------ --------------- --------------------

As of April 30, 2011, we had $17,353 cash on hand, an inventory of $99,640 and net fixed assets of $425,941. As of April 30, 2011, our total current liabilities were $2,825,258, which were represented mainly by accounts payable of $759,866, accrued liabilities of $295,994, deposits from customers of $238,495, short-term debt of $214,564, notes payable of $62,077, and short-term borrowings from shareholders totaling $417,820. In addition, a note payable for the acquisition of Harbor Guard Boats, Inc. in the amount of $833,480 is included in the current liabilities. At April 30, 2011, our current liabilities exceeded current assets by $2,702,375.

As of April 30, 2010, we had $107,223 cash on hand, an inventory of $164,652 and net fixed assets of $703,848. Our total current liabilities were $2,731,046 as of April 30, 2010, which were represented mainly by accounts payable of $640,055, accrued liabilities of $186,075, deposits from customers of $308,000, short-term debt of $214,757, notes payable of $104,000 and short-term borrowings from shareholders totaling $407,217. In addition, note payable for the acquisition of Harbor Guard Boats, Inc. in the amount of $870,941 is included in the current liabilities. At April 30, 2010, our current liabilities exceeded current assets by $2,396,423.

Our operations provided $14,295 in operating activities for the year ended April 30, 2011 compared to that of $177,211 for year ended April 30, 2010.

For the year ended April 30, 2011, we had invested $33,158 for a spray booth and an equipment. The Company did not provide any cash from investing activities during the year ended April 30, 2010.

During the year ended April 30, 2011, the Company used $71,007 from financing activities, which included payments of $86,819 made on notes payables and payments towards credit cards and bank loan, while receiving $16,005 of proceeds from new notes payables, credit cards, bank loans and stock subscription receivables.

The Company has an accumulated deficit, as of April 30, 2011, of $6,009,376 compared to that for the year ended April 30, 2010, of $5,443,354.

Subsequent Events

Agreement with Wintec Protective Systems, Inc.

On June 28, 2011, Medina International Holdings, Inc. entered into a Contribution and Exchange Agreement with WinTec Protective Systems, Inc. ("WinTec.") As part of the Contribution and Exchange Agreement, the Company agreed to issue 3,000,000 shares of its restricted common stock in exchange for 20,400,000 shares of the common stock of WinTec. As a result of such exchange, the Company holds 51% of the issued and outstanding common stock of WinTec, making WinTec a subsidiary of the Company.

Wintec was incorporated in the State of Texas. Wintec's Operations are located in Houston, Texas. Wintec has developed various products such as CORTAIN, Hydro-Tain, and Blast Block. Medina International Holdings, Inc. has first right to use CORTAIN, anti-corrosion material for small marine crafts.

Please      visit      Wintec      Protective      Systems'      website      at
http://wintecprotectivesystems.com/

As part of the Contribution and Exchange Agreement, the Company has agreed to register the 3,000,000 shares issued with the Securities and Exchange Commission ("SEC") for resale by WinTec. If any of the following occur:

(i)  the  Registration  Statement is not filed on or before the Required  Filing
     Date,

(ii) the Registration Statement is not declared effective on or before the Required Effective Date, or

(iii)the Registration Statement is declared effective but cease to be effective for a period of time which shall exceed three hundred and sixty five (365) days in the aggregate per year (defined as a period of 365 days commencing on the date the Registration Statement is declared effective)

then the Company will be required to pay WinTec an amount equal to one-half percent (0.5%) of the fair market value of the 3,000,000 shares of the Company's common stock on the first business day after the non-registration event and for each subsequent thirty (30) day period (pro rata for any period less than thirty
(30) days) which are subject to such Non-Registration Event.

Stock Redemption and Purchase Agreement

Concurrent with the signing of the Contribution and Exchange Agreement, the Company also entered into a Stock Redemption and Purchase Agreement with WinTec. The Stock Redemption and Purchase Agreement provides that provides WinTec the right to repurchase 12,400,000 shares of its common stock held by the Company upon the closing of the Contribution and Exchange Agreement in exchange for $1,500,000. In addition, the Company has agreed to issue to WinTec an option to purchase up to 3,000,000 shares of its restricted common stock at an exercise price of $0.10 per share.

The Stock Redemption and Purchase Agreement provides that the WinTec Board of Directors shall be reduced from 7 to 6 directors and that the Company will have the ability to appoint 2 of the directors.

Upon the completion of the Stock Redemption and Purchase Agreement, the Company will hold 8,000,000 shares of WinTec, representing 28.99% of the issued and outstanding common stock of WinTec.

Loan Agreement and Revolving Promissory Note

Concurrent to the signing of the Contribution and Exchange Agreement, the Company entered into a Loan Agreement and Revolving Promissory Note with WinTec. As part of the Loan Agreement, the Company has agreed to lend to WinTec $1,500,000 cash to be used by WinTec to expand its business operations, which includes at some future point moving their laboratory facility from Texas to California.

The Loan Agreement provides for the funds to be delivered to WinTec in three tranches, as set forth below:

- Fifty Thousand Dollars ($50,000) upon execution of the loan documentation, and

- Four Hundred Fifty Thousand ($450,000) 30 days after the execution of the loan documentation and

- One Million ($1,000,000) shall be funded at such times, and in such amounts, as requested by WinTec.

The Loan Agreement provides for the Company to be issued an exclusive license for the use of WinTec's anti-corrosion material for small marine craft, pursuant and the first right of first refusal to exclusively license such intellectual property of WinTec as it may license to third parties.

The Revolving Promissory Note has an annual interest rate of 1% and a term of four (4) years from the date of issuance. The Revolving Promissory Note does not provide for a payment schedule, only that payments will be made as requested by the Company.

Stock Issuance

On June 28, 2011, as part of the Contribution and Exchange Agreement and the Stock Redemption and Purchase Agreement, the Company made the following issuances of its restricted common stock and equity instruments:

- 3,000,000 shares of its restricted common stock to WinTec pursuant to the Contribution and Exchange Agreement in exchange for 20,400,000 shares of the common stock of WinTec.

- An option to purchase 3,000,000 shares of the Company's restricted common stock at an exercise price of $0.10 per share to WinTec as part of the Stock Redemption and Purchase Agreement.

Going Concern

The Company's auditors have issued a "going concern" qualification as part of their opinion in the Audit Report. There is substantial doubt about the ability of the Company to continue as a "going concern." The Company has limited capital, debt in excess of $2,702,375 minimal other assets, and no capital commitments.

Off-Balance Sheet Arrangements

In accordance with the definition under SEC rules, the following qualify as off-balance sheet arrangements:

a)       Any obligation under certain guarantees or contracts;
b) A retained or contingent interest in assets transferred to an unconsolidated entity or similar entity or similar arrangement that serves as credit, liquidity, or market risk support to that entity for such assets;
c)       Any obligation under certain derivative instruments; and
d) Any obligation under a material variable interest held by the registrant in an unconsolidated entity that provides financing, liquidity, market risk, or credit risk support to the registrant, or engages in leasing, hedging, or research and development services with the registrant.

The following will address each of the above items pertaining to the Company.

As of April 30, 2011, we did not have any obligation under certain guarantees or contracts as defined above.

As of April 30, 2011, we did not have any retained or contingent interest in assets as defined above.

As of April 30, 2011, we did not hold derivative financial instruments, as defined by FASB statement No. 133.

Accounting for Derivative Instrument and Hedging Activities, as amended.

As of April 30, 2011, we did not participate in transactions that generate relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance or special purpose entities ("SPEs"), which would have been established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. As of April 30, 2011, 2010, 2009 and 2008, we were not involved in any unconsolidated SPE transactions.

Dividends
We have never paid nor declared any cash dividends on our common stock. We do not expect to pay any cash dividends on our common stock in the foreseeable future. Payment of future dividends, if any, will be at the discretion of the Board of Directors and will depend on our financial position, results of operations, capital requirements, restrictions contained in current or future financing instruments, and other factors the Board considers relevant.

Short Term.

On a short-term basis, we have not generated revenues sufficient to cover operations. Based on our Company's prior history, we may continue to have insufficient revenue to satisfy current and recurring liabilities. For short term needs the Company will be dependent on receipt, if any, of offering proceeds.

Need for Additional Financing

We do not have capital sufficient to meet its cash needs. We will have to seek loans or equity placements to cover such cash needs. No commitments to provide additional funds have been made by the Company's management or other stockholders. Accordingly, there can be no assurance that any additional funds will be available to us to allow us to cover our expenses as they may be incurred.

We will need substantial additional capital to support our continuing operations. we have only just begun to generate revenues, but continue to operate at a net loss. We have no committed source for any funds as of the date hereof. No representation is made that any funds will be available when needed. In the event funds cannot be raised when needed, we may not be able to carry out our business plan, may never achieve sales, and could fail in business as a result of these uncertainties.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Foreign Currency

The majority of our business is denominated in U.S. dollars and fluctuations in the foreign currency markets will have a minimal effect on our business.

Commodity Prices

We are exposed to market risk from changes in commodity prices. The cost of our products could increase and if the prices of fiberglass and/or aluminum increase significantly, it will further decrease our ability to attain profitable operations. We are not involved in any purchase commitments with any of our vendors.

Insurance

We are exposed to several risks, including fire, earthquakes, theft, and key person liabilities. We do not carry any insurance for these risks, other than general liability insurance, which will adversely affect our operations if any of these risks materialize.

ITEM 8. FINANCIAL STATEMENTS



                            RONALD R. CHADWICK, P.C.
                           Certified Public Accountant
                        2851 South Parker Road, Suite 720
                             Aurora, Colorado 80014
                             Telephone (303)306-1967
                                Fax (303)306-1944




             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
Medina International Holdings, Inc.
Corona, California

I have audited the accompanying consolidated balance sheets of Medina International Holdings, Inc. as of April 30, 2011 and 2010, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Medina International Holdings, Inc. as of April 30, 2011 and 2010, and the consolidated results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements the Company has suffered recurring losses from operations and has a working capital deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Aurora, Colorado                            /s/Ronald R.Chadwick, P.C.
                                               ----------------------
July 28, 2011                                  RONALD R.CHADWICK, P.C.



                       MEDINA INTERNATIONAL HOLDINGS, INC.


                                AND SUBSIDIARIES
                           Consolidated Balance Sheets


                                    (Audited)



                                                                                                  April 30,     April 30,
                                                                                                    2011          2010
                                                                                                  (Audited)     (Audited)
                                              ASSETS

Cash                                                                                                  17,353       107,223
Receivables                                                                                            5,890        62,283
Inventory                                                                                             99,640       164,652
Other receivables                                                                                          -           465
                                                                                                 ------------  ------------
   Total current assets                                                                              122,883       334,623
                                                                                                 ------------  ------------
                                                                                                     848,213     1,065,055
Accumulated depreciation                                                                            (422,272)     (361,207)
                                                                                                 ------------  ------------
   Total property & equipment                                                                        425,941       703,848
                                                                                                 ------------  ------------


Prepaid expenses                                                                                      31,461         8,249

                                                                                                 ------------  ------------
   TOTAL ASSETS                                                                                      580,285     1,046,720
                                                                                                 ============  ============
                          LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Accounts payable                                                                                     759,866       640,055
Accrued liabilities                                                                                  295,994       186,075
Short term debt                                                                                      214,564       214,757
Customer Deposit                                                                                     238,495       308,000
Stock committed to be issued                                                                           2,962             -
Notes payable                                                                                         62,077       104,000
Related party payable                                                                                833,480       870,941
Related Parties - short-term borrowings from shareholders                                            417,820       407,217
                                                                                                 ------------  ------------
   Total current liabilities                                                                       2,825,258     2,731,046
                                                                                                 ------------  ------------

   Total Liabilties                                                                                2,825,258     2,731,046
                                                                                                 ------------  ------------
Preferred stock, $.01 par value, 10,000,000 shares authorized
Series A  preferred  stock,  $0.01 par value,  50 shares  authorized, 20 shares issued and
  outstanding                                                                                        240,000       240,000
Common stock, $0.0001 par value, 100,000,000 shares authorized
51,110,497 and 51,006,747 shares issued and outstanding on April 30, 2011 and April 30, 2010           5,111         5,100
Additional paid-in capital                                                                         3,519,292     3,513,928
Accumulated deficit                                                                               (6,009,376)   (5,443,354)
                                                                                                 ------------  ------------
   Total stockholders' equity (deficit)                                                           (2,244,973)   (1,684,326)
                                                                                                 ------------  ------------
   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)                                              580,285     1,046,720
                                                                                                 ============  ============
    The accompanying notes are an integral part of these financial statements

                                       F-2


              MEDINA INTERNATIONAL HOLDINGS, INC. AND SUBSIDIARIES
                      Consolidated Statements of Operations
                                    (Audited)


                                   For the years ended April 30,
                                       2011              2010
                                       ----              ----

Sales, net                     $         1,542,436 $       541,675
Cost of Goods Sold                       1,029,905         640,512
                                 ------------------  --------------
   Gross profit (loss)                     512,531         (98,837)
                                 ------------------  --------------

General and administrative expenses        664,929         519,840
Selling and marketing expenses             153,446          50,459
Write-off of assets                        222,570               -
                                 ------------------  --------------
   Income (loss)  from operations         (305,844)       (669,136)
                                 ------------------  --------------
Other income                                32,046           2,800
Interest expense                           (69,654)        (78,734)
                                 ------------------  --------------
   Net other Income (loss)                 (37,608)        (75,934)
                                 ------------------  --------------
Loss before income tax (expense)
  benefit                                 (566,022)       (745,070)
   Income tax (expense) benefit                  -               -

                                 ------------------  --------------
   Net Loss from operations    $          (566,022) $     (745,070)
                                 ==================  ==============

Net loss per share:

   Basic                       $             (0.01)$         (0.02)
   Diluted                     $             (0.01)$         (0.02)
                                 ==================  ==============
Weighted average number of shares
   outstanding:
   Basic                                51,025,792      46,666,218
   Diluted                              51,025,792      46,666,218

   The accompanying notes are an integral part of these financial statements.
                                       F-3



              Medina International Holdings, Inc. and Subsidiaries
                 Consolidated Statements of Shareholders' Equity
                                    (Audited)


                                                                      Additional   Common
                              Common Stock         Preferred Stock     Paid-In     Stock   Subscription Accumulated
                         --------------------------------------------
                            Shares     Amount      Shares     Amount   Capital   Subscribed Receivable   Deficit     Totals
                         -----------------------------------------------------------------------------------------------------

Balance - April 30, 2009   35,560,091     3,556         -          -    2,419,032   10,000     (3,000) (4,698,284) (2,268,696)

Stock issued for
  subscription payable                                 20    240,000                                                  240,000
Stock issued to Directors      50,000         5                             3,157                                       3,162
Stock issued for
  subscription payable     11,091,250     1,109                           661,629                                     662,738
Stock issued for accrued
  liabilities               4,135,000       413                           413,087                                     413,500
Shares issued for services     70,406         7                             7,033                                       7,040
Stock subscription
  receivable                  100,000        10                             9,990  (10,000)     3,000      (3,000)          -
Net loss                                                                                                 (742,070)   (742,070)
                         -----------------------------------------------------------------------------------------------------
Balance - April 30, 2010   51,006,747     5,100        20    240,000    3,513,928        -          -  (5,443,354) (1,684,326)

Stock issued to Directors      93,750        10                             4,365                                       4,375
Shares issued for services     10,000         1                               999                                       1,000
Net loss                                                                                                 (566,022)   (566,022)
                         -----------------------------------------------------------------------------------------------------
Balance - April 30, 2011   51,110,497     5,111        20    240,000    3,519,292      $ -        $ - $ (6,009,376$ (2,244,973)
                         =====================================================================================================

     The accompanying notes are an integral part of the financial statements
                                       F-4




         MEDINA INTERNATIONAL HOLDINGS, INC. AND SUBSIDIARIES
                   Consolidated Statements of Cash Flows
                                 (Audited)


                                                                                       For Years Ended
                                                                                  April 30,
                                                                                    2011              2010
                                                                                    ----              ----
                                                                               ----------------  ---------------
Cash flows from operating activities:
     Net loss                                                                $        (566,022)$       (745,070)
     Adjustments to reconcile net loss to net cash
        used in operating activities:
           Common stock expenses                                                         8,337           10,202
           Depreciation expenses                                                       159,273          165,066
           Write-off of fixed assets                                                   151,792                -
           Original issue note discount                                                      -            4,000
           Impairment Loss on Disposal                                                       -            4,562
     Changes in operating assets and liabilities:
           Decrease (Increase) in accounts receivable                                   56,394          (59,582)
           Decrease (Increase) in other receivable                                         465                -
           Decrease (Increase) in inventory                                             65,012          245,829
           Increase (decrease) in accounts payable                                     121,842          121,772
           Increase (decrease) in accrued liabilities                                  109,919          378,119
           Increase (decrease) in customer deposits                                    (69,505)          65,095
           (Increase) decrease in prepaid expenses                                     (23,212)               -
           Other Assets                                                                      -           (8,249)
           Increase (decrease) in other liabilites                                           -           (4,533)
                                                                               ----------------  ---------------
             Total adjustments                                                         580,317          922,281
                                                                               ----------------  ---------------
           Net cash (used) received in operating activities                             14,295          177,211
                                                                               ----------------  ---------------
Cash flows from investing activities:
     Purchase of property and equipment                                                (33,158)               -
                                                                               ----------------  ---------------
           Net cash used in investing activities                                       (33,158)               -
                                                                               ----------------  ---------------
Cash flows from financing activities:
     Proceeds from notes payable                                                        16,005           81,635
     Payments from note payable                                                        (86,819)         (23,281)
     Payments on lines of credit & credit cards                                           (193)        (167,918)
     Proceeds from stock subscription receivable                                             -            3,000
                                                                               ----------------  ---------------
           Net cash provided (used) by financing activities                            (71,007)        (106,564)
                                                                               ----------------  ---------------

Net increase (decrease) in cash and cash equivalents                                   (89,870)          70,647

Cash and cash equivalents - beginning of period                                        107,223           36,576
                                                                               ----------------  ---------------
Cash and cash equivalents - end of period                                    $          17,353 $        107,223
                                                                               ================  ===============

Supplemental disclosure of cash flow information:
     Interest Paid                                                           $          16,812 $          5,808
                                                                               ================  ===============
     Taxes Paid                                                              $               - $              -
                                                                               ================  ===============
Supplemental schedule of noncash investing and financing activities:
     Stock issued for services                                                         $ 5,375         $413,500


    The accompanying notes are an integral part of these financial statements
                                       F-5




              Medina International Holdings, Inc. and Subsidiaries
                 Notes to the Consolidated Financial Statements
                             April 30, 2011 and 2010

NOTE 1. GENERAL

Medina International Holdings, Inc. ("Company," "Medina," "we," "us," "our") was incorporated in 1998 as Colorado Community Broadcasting, Inc. The Company intended to purchase low power television licenses or stations and planned to broadcast local programming mixed with appropriate national programming. The Company changed the name of the business in 2005 to Medina International Holdings, Inc.

The Company, under its two wholly owned subsidiaries, Harbor Guard Boats, Inc. and Medina Marine, Inc., plans to manufacture and sell recreational and commercial boats. The Company formed Medina Marine, Inc., as a wholly owned subsidiary of the Company, on May 22, 2006 to manufacture and sell fire rescue, rescue and recreational boats.

The Company signed an agreement to acquire Modena Sports Design, LLC, as a wholly owned subsidiary of the Company on June 18, 2008. Modena Sports Design, LLC was formed in the State of California in 2003 to produce fire rescue, rescue and recreational boats. Modena Sports Design, LLC reorganized as a California corporation on January 7, 2010 and changed its name to Harbor Guard Boats, Inc. The activity of Harbor Guard Boats, Inc. from its inception up to the acquisition date of June 18, 2008 will not be reflected on the consolidated financial statements of Medina International Holdings, Inc.

Going Concern

Recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States, which contemplates continuation of the Company as a going concern. On April 30, 2011, the Company's current liabilities exceeded its current assets by $2,702,375. Also, the Company's operations generated $1,542,436 in revenue during the year ended April 30, 2011 and the Company's accumulated deficit was $6,009,376.

Management devoted considerable effort during the period ended April 30, 2011 towards management of liabilities and improving operations. Management has taken various steps to revise its operating and financial requirements, and it believes that the above actions will allow the Company to continue its operations through the next fiscal year.

The future success of the Company is likely dependent on its ability to attain additional capital to develop its proposed products and ultimately, upon its ability to attain future profitable operations. There can be no assurance that the Company will be successful in obtaining such financing, or that it will obtain positive cash flow.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation and Consolidation

The accompanying consolidated financial statements of Medina International Holdings, Inc. and its subsidiaries were prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP") and include the assets, liabilities, revenues, and expenses of our two wholly owned subsidiaries, Medina Marine, Inc. and Harbor Guard Boats, Inc. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of our consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are used for, but are not limited to;

1)  Revenue recognition;
2)  Allowance for doubtful accounts;
3)  Inventory costs;
4)  Asset impairments;
5)  Depreciable lives of assets;
6)  Income tax reserves and valuation allowances;
7)  Fair value of stock  options;
8)  Allocation  of direct and indirect cost of sales;
9)  Contingent liabilities; and
10) Warranty liabilities.

Future events and their effects cannot be predicted with certainty; accordingly, our accounting estimates require exercise of judgment. We base our estimates on historical experience, available market information, appropriate valuation methodologies, and on various other assumptions that we believe to be reasonable. We evaluate and update our assumptions and estimates on an ongoing basis and may employ outside experts to assist in our evaluation, when necessary. Actual results could differ materially from these estimates.

Revenue Recognition

Revenue Recognition is recognized when earned. The Company's revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied, are recorded as unearned revenue.

Cash and Cash Equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents. The Company maintains its cash in bank deposit accounts that may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Accounts receivable

The Company reviews its accounts receivables accounts periodically for collectability and establishes an allowance for doubtful accounts and records bad debt expense when deemed necessary. At April 30, 2011 and 2010, the Company had no balance in its allowance for doubtful accounts.

Advertising costs

Advertising costs are expensed as incurred. The Company recorded advertising costs in 2011 and 2010 of $5,961 and $3,339, respectively.

Inventory

We carry our inventories at the lower of their cost or market value. Cost is determined using first-in, first-out ("FIFO") method. Market is determined based on net realizable value. We also provide due consideration to obsolescence, excess quantities, and other factors in evaluating net realizable value.

Fixed Assets

Capital assets are stated at cost. Equipment consisting of molds is estimated at the date of acquisition of Modena Sports Design, LLC. Depreciation of fixed assets is provided using the straight-line method over the estimated useful lives (3-7 years) of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

----------------------------------- -------------
Property and Equipment              No. of Years
----------------------------------- -------------
Molds                                    7
Manufacturing Tools                      5
Computers                                3
Furniture                                3
Manufacturing tool HGB -Used             3
Office Equipments                        3
Office Phone                             3
----------------------------------- -------------


Long Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), now codified in ASC 350,which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with ASC
350. ASC 350 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced.

Income Taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

At April 30, 2011 and 2010 the Company had net operating loss carry forwards of approximately $6,009,376 and $5,443,354 which begin to expire in 2029. The deferred tax asset of approximately $1,201,362 and $1,088,308 in 2011 and 2010 respectively, created by the net operating losses have been offset by a 100% valuation allowance. The change in the valuation allowance in 2011 and 2010 was $113,054 and $148,926

Comprehensive Loss

Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Certain statements, however, require entities to report specific changes in assets and liabilities, such as unrealized gains and losses on available-for-sale securities, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income.

Issuance of Shares for Service

The Company accounts for employee and non-employee stock awards under ASC 718, whereby equity instruments issued to employees for services are recorded based on the fair value of the instrument issued and those issued to non-employees are recorded based on the fair value of the consideration received or the fair value of the equity instrument, whichever is more reliably measurable.

Fair Value of Financial Instruments

FASB ASC 825 requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying, as financial instruments are a reasonable estimate of fair value.

Foreign Currency Translations and Hedging

The Company is exposed to foreign currency fluctuations due to international trade. The management does not intend to enter into forward exchange contracts or any derivative financial investments for trading purposes. Management does not currently hedge foreign currency exposure.

Basic and Diluted Net Loss per Share

Net loss per share is calculated in accordance with FASB ASC 105. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Products and Services, Geographic Areas and Major Customers

The Company earns revenue from the sale of recreational and commercial boats. The Company sells its products within United States and abroad. The Company does not separate sales activities into different operating segments and/or geographic areas.

Recently issued accounting pronouncements

 In June 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Codification ("ASC") 105, "Generally Accepted Accounting Principals" (formerly Statement of Financial Accounting Standards ("SFAS") No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles"). ASC 105 establishes the FASB ASC as the single source of authoritative nongovernmental U.S. GAAP. The standard is effective for interim and annual periods ending after September 15, 2010. We adopted the provisions of the standard on September 30, 2010, which did not have a material impact on our financial statements. There were various other accounting standards and interpretations issued in 2010, none of which are expected to have a material impact on the Company's financial position, operations or cash flows.

NOTE 3. Related Party Transactions

On December 28, 2010, Albert Mardikian and MGS Grand Sport, Inc., a California corporation filed a Complaint for breach of contract; money lent; account stated; accounting; declaratory relief; fraud and deceit; breach of fiduciary duty; conversion; and involuntary dissolution in Superior Court of the State of California, County of Orange against Medina International Holdings, Inc.; Modena Sports Design, LLC; Harbor Guard Boats, Inc.; Madhava Rao Mankal; and Danny Medina.

Plaintiffs are seeking monetary damages exceeding $1 million as well as punitive damages in unspecified amounts and a dissolution of the Company.

Mr. Mardikian is a Director and significant shareholder of the Company.

The suit is in its preliminary stages and no prediction can be made as to its eventual outcome. At this stage, the Company believes that plaintiffs' claims are without merit and will vigorously defend the lawsuit in the normal course of business.


As of April 30, 2011 and 2010 the Company owed $833,480 and $870,941 to a related party shareholder incurred as part of the purchase transaction of Modena Sports Design, LLC. In addition, at the end of April 30, 2011 $270,964 out of $759,866 in accounts payable was owed to related parties and at the end of April 30, 2010, $186,070 out of $640,055 in accounts payable was owed to related parties.

During the year period ended April 30, 2011, the Company issued 93,750 shares of its common stock to its independent directors, at various fair values for a total amount of $4,375.

During the year ended April 30, 2010, the Company issued 1,455,000 shares of its common stock to Mr. Daniel Medina, President of the Company, in exchange for $145,500 of salary payable to Mr. Medina. The agreement contains a buyback provision of $0.10/share or $145,500, redeemable at any time when the Company has surplus cash.

During the year ended April 30, 2010, the Company issued 1,380,000 shares of its common stock to Mr. Madhava Rao Mankal, Chief Financial Officer of the Company, in exchange for $138,000 of salary payable to Mr. Madhava Rao. The agreement contains a buyback provision of $0.10/share or $138,000, redeemable at any time when the Company has surplus cash.

During the year ended April 30, 2010, the Company issued 1,300,000 shares of its common stock to Mr. Albert Mardikian, Chief Executive Officer of Harbor Guard Boats, wholly owned subsidiary of the Company, in exchange for $130,000 of salary payable to Mr. Albert Mardikian. The agreement contains a buyback provision of $0.10/share or $130,000, redeemable at any time when the Company has surplus cash.

During the year ended April 30, 2010, the Company issued 10,000 shares of its common stock in exchange for royalty payments, at the rate of $0.03/ share or $300, to Mr. Albert Mardikian, Chief Executive Officer of Harbor Guard Boats, wholly owned subsidiary of the Company.

NOTE 4. Receivables

As of April 30, 2011 and 2010, receivables consisted of the following:

--------------------------- --------------------------------
       Receivables           For the years ended April 30,
--------------------------- --------------------------------
                                2011              2010
                                ----              ----

Commercial Boats                  $ 5,890       $  62,283
Other
                                      -                 -
                            --------------    --------------
        Total Receivables         $ 5,890       $  62,283
------- ------------------- -------------- -- --------------

NOTE 5. Inventory

As of April 30, 2011 and 2010, inventory consisted of the following:

---------------------- ---------------------------------
      Inventory         For the years ended April 30,
---------------------- ---------------------------------
                           2011               2010
                           ----               ----

Materials                    $ 5,465           $ 31,699
Work in progress              94,175            106,477
Finished goods                     -             26,476
                       --------------    ---------------
     Total inventory         $99,640           $164,652
---- ----------------- -------------- -- ---------------

During the year ended April 30, 2011, the Company wrote off inventory in the amount of $70,778.

NOTE 6. Fixed Assets

At April 30, 2011 and 2010, fixed assets consisted of the following:

------------------------------------- --------------------------------
            Fixed Assets               For the years ended April 30,
------------------------------------- --------------------------------
                                          2011               2010
                                          ----               ----

Machinery and equipment;
      including molds & tools             $ 828,441       $ 1,045,740
Computers                                    13,535            13,535
Furniture                                     2,537             2,080
Office equipments                             3,200             3,200
Fire Extinguisher                               500               500
      Total property and equipment          848,213         1,065,055
                                            -------         ---------
Less accumulated depreciation              (422,272)         (361,207)
                                      --------------     -------------
      Fixed Assets, net                    $425,941         $ 703,848
----- ------------------------------- -------------- --- -------------

During the year ended April 30, 2011, the Company decided to write down the value of the Firehawk 37' mold, in the amount of $151,792. This mold was part of the acquisition of Harbor Guard Boats, Inc.

NOTE 7. Prepaid Expenses

As of April 30, 2011 and April 30, 2010, prepaid expenses included operating expenses and vendor deposit in the amount of $31,461 and $8,249, respectively.

NOTE 8. Accrued Liabilities

Our accrued liabilities for the years ended April 30, 2011 and 2010 were as follows:

------------------------------- -------------------------------
     Accrued Liabilities        For the years ended April 30,
------------------------------- -------------------------------
                                    2011             2010
                                    ----             ----

Interest - shareholders' loan        $     -           $ 4,047
Interest - related party              10,000             8,500
Interest - note payable                    -             5,272
Accrued expenses                         683             1,295
Accrued payroll                      256,490           138,488
Warranty liabilities                  28,821            28,473
                                -------------    --------------
       Total accrued               $ 295,994         $ 186,075
       liabilities
------ ------------------------ ------------- -- --------------

NOTE 9. Short-Term Debt

------------------------------- -------------------------------
       Short-term debt          For the years ended April 30,
------------------------------- -------------------------------
                                    2011             2010
                                    ----             ----

Loan - Financial Institution        $ 94,932          $ 94,932
Credit card                          119,632           119,825
                                -------------    --------------
       Total short-term debt        $214,564          $214,757
------ ------------------------ ------------- -- --------------

The Company has a loan from a financial institution, under which the Company may borrow up to $100,000 on an unsecured basis at an interest rate of 8.75% with monthly payments due. As of April 30, 2011 and 2010, the outstanding balance for this loan was $94,932.

The Company's remaining credit cards carry various interest rates and require monthly payments, and are substantially held in the name of or guaranteed by related parties.

NOTE 10. Risk Management Activities

Foreign Currency

The majority of the Company's business is denominated in U.S. dollars and fluctuations in the foreign currency markets will have a minimal effect on the Company's business activities.

Commodity Prices

The Company is exposed to market risk from changes in commodity prices. The cost of the Company's products could increase if the prices of fiberglass and/or aluminum increase significantly, further decreasing the Company's ability to attain profitable operations. The Company is not involved in any purchase commitments with any of our vendors.

Insurance

The Company is exposed to several risks, including fire, earthquakes, theft, and key person liabilities. The Company does not carry any insurance for these risks, other than general liability insurance, which will adversely affect the Company's operations if any of these risks materialize.

NOTE 11. Customer Deposit

Deposits from customers consisted of the following for the years ended April 30, 2011 and April 30, 2010:

------------------------------- -------------------------------
       Customer Deposit         For the years ended April 30,
------------------------------- -------------------------------
                                    2011             2010
                                    ----             ----

Deposit for commercial boats       $ 217,995         $ 287,500
Deposit for recreational boats        20,500            20,500
                                -------------    --------------
       Total customer deposit      $ 238,495         $ 308,000
------ ------------------------ ------------- -- --------------

NOTE 12. Notes Payable

------------------------------- -------------------------------
        Notes Payable           For the years ended April 30,
------------------------------- -------------------------------
                                    2011             2010
                                    ----             ----

Note payable - related party        $ 62,077          $ 65,000
Note payable - others                      -            39,000
                                -------------    --------------
       Total notes payable          $ 62,077         $ 104,000
------ ------------------------ ------------- -- --------------

At April 30, 2011, the Company had an unsecured note payable to Mr. Srikrishna Mankal, son of Madhava Rao Mankal, CFO of the Company, in the amount of $50,000, which bears an 8% interest per annum. Interest accrued to date on this note payable is $10,000.

At April 30, 2011, the Company had an unsecured note payable to a relative of an officer of the Company, in the amount of $12,077. The Company repaid $2,923 of the principal amount during the year ended April 30, 2011.

At April 30, 2010, the Company had an unsecured note payable with an unrelated party in the amount of $10,000, which bears at 8% interest, and is currently due.

At April 30, 2010, the Company had an unsecured note payable with an unrelated party in the amount of $4,000, which bears no interest and is currently due.

At April 30, 2010, the Company had an unsecured note payable with an unrelated party in the amount of $25,000, which bears an interest payable in the amount of $2,500 and is currently due. Interest accrued to date is $2,500.

At April 30, 2010, the Company had an unsecured note payable to Mr. Srikrishna Mankal, son of Madhava Rao Mankal, CFO of the Company, in the amount of $50,000,which bears an 8% interest repayable. Interest accrued to date is $7,000.

At April 30, 2010, the Company had an unsecured note payable to a relative of an officer of the Company, in the amount of $15,000, which bears an interest repayable in the amount of $1,500. Interest accrued to date $1,500.


NOTE 13. Shareholder Loans

At April 30, 2011, Shareholder loans consisted of the following:

------------------------------------ --------------------------------
        Shareholders' Loans           For the years ended April 30,
------------------------------------ --------------------------------
                                         2011              2010
                                         ----              ----

Daniel Medina, President                 $163,924          $ 156,743
Madhava Rao Mankal, CFO                   253,896            250,474
                                     -------------    ---------------
       Total shareholders' loan          $417,820          $ 407,217
------ ----------------------------- ------------- -- ---------------

Shareholder loans are unsecured, bear interest at 8 - 10% per annum, and are due on demand. From time to time, shareholders are involved in funding operations. These funds are provided and collected on an as needed basis.

NOTE 14. Acquisition

Medina International Holdings, Inc. ("Company") acquired Modena Sport Designs, LLC (currently Harbor Guard Boats, Inc.) a California corporation, on June 18, 2008, as its wholly owned subsidiary. The results of operations of Modena Sport Designs, LLC included in the consolidated financial statements of the Company in the form 10-K for the year ended April 30, 2009, are from June 18, 2008 to April 30, 2009.

The Company accounted for the acquisition of 100% equity in Modena Sport Designs, LLC using the purchase method. The purchase price to acquire Modena Sport Designs, LLC (fixed assets, molds, and license agreements) was 11,000,000 shares of the Company's common stock and $1,000,000 in cash payments, of which $800,000 is contingent on boat sales and $200,000 is currently due.

The 11,000,000 shares of Company's common stock was valued at $0.06, which was the fair value of the Company's common stock traded on the Over-the-counter-bulletin-board (OTCBB) market as of the date of the agreement. Share certificates for 11,000,000 shares were issued on June 1, 2009 and accounted in Medina international Holdings, Inc.'s books for the year ended April 30, 2009.

The complete disclosure of the acquisition of Modena Sports Design, LLC (currently Harbor Guard Boats, Inc.), along with the acquired goodwill, were reported in our annual report on Form 10-K for the period ended April 30, 2010.

NOTE 15. Stockholders' Equity

Common Stock

The Company has been authorized to issue, 100,000,000 shares of common stock with a par value of $0.0001. The Company had 51,110,497 and 51,006,747 shares of its common stock issued and outstanding on April 30, 2011 and 2010, respectively.

Preferred Stock

The Company has been authorized to issue 10,000,000 shares of preferred stock with a par value of $.01, out of which 50 shares have been designated as convertible Series A preferred stock ("Series A"). The Series A has a stated value $12,000 per share, each one share of Series A is convertible into 1% of the outstanding common shares at the time of conversion, may be converted at anytime, is redeemable by the Company in whole or in part at anytime at a price equal to the greater of (a) $12,000 per share or (b) the market value of the common stock into which the Series A is convertible, has preferential liquidation rights to common stock subject to a 150% of invested capital, and has voting rights equal to common stock in an amount equal to the number of shares that Series A could be converted into.

At April 30, 2011, the Company had 20 shares of Series `A' Preferred Stock issued and outstanding. Mr. Mankal and Mr. Medina, CFO and President of the Company, respectively hold 10 shares each of Series `A' preferred stock.

Stock Subscriptions Payable

At April 30, 2011, the Company has an obligation to issue 29,620 common shares, in consideration of $2,962 in interest on note.

NOTE 16. Commitments

Operating Leases

The Company signed a 3 year lease for 11,900 square feet building in the city of Corona, in the state of California, effective April 1, 2010. The address for this location is 1802 Pomona Rd, Corona, CA 92880. This building is owned by unrelated parties. The lease expires on March 31, 2013, and calls for monthly payments, initially of $2,600 per month plus costs, escalating over the term of the lease to $6,000 per month plus costs.

Our consolidated contractual obligations as of April 30, 2011, are as follows:

--------------------------------------- --------------------
      Operating Lease Obligation              Amount
--------------------------------------- --------------------

April 30, 2012                                   $   68,544
April 30, 2013                                       72,828
                                        --------------------
        Total operating lease                     $ 141,372
        obligation
------- ------------------------------- --------------------


Prior to February 3, 2011, the Company rented a 5,000 square-foot manufacturing facility at 2051 Placentia Ave., Costa Mesa, CA 92627, for $6,500 per month, on a verbal month-to-month basis. This facility was owned by a related party, the CEO of Harbor Guard Boats, Inc. We have accrued $75,500 in rental expenses as of April 30, 2011, with $40,555 incurred in fiscal year 2011. The Company moved its operations to Corona in February of 2011.

The Company has various license agreements with a related party allowing its technology to be utilized in the manufacture of its boats, along with royalty payments based on a percentage (generally 1.5% - 2%) of related gross sales.

NOTE 17. Litigation

On December 28, 2010, Albert Mardikian and MGS Grand Sport, Inc., a California corporation filed a Complaint for breach of contract; money lent; account stated; accounting; declaratory relief; fraud and deceit; breach of fiduciary duty; conversion; and involuntary dissolution in Superior Court of the State of California, County of Orange against Medina International Holdings, Inc.; Modena Sports Design, LLC; Harbor Guard Boats, Inc.; Madhava Rao Mankal; and Danny Medina.

Plaintiffs are seeking monetary damages exceeding $1 million as well as punitive damages in unspecified amounts and a dissolution of the Company.

Mr. Mardikian is a Director and significant shareholder of the Company.

The suit is in its preliminary stages and no prediction can be made as to its eventual outcome. At this stage, the Company believes that plaintiffs' claims are without merit and will vigorously defend the lawsuit in the normal course of business.

ITEM 9 CHANGES IN ACCOUNTANTS AND DISAGREEMENTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 9A CONTROLS AND PROCEDURES

EVALUATION OF INTERNAL AND DISCLOSURE CONTROLS

Management's Annual Report on Disclosures Controls and Procedures

We have adopted and maintain disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that are designed to ensure that information required to be disclosed in our reports under the Exchange Act, is recorded, processed, summarized and reported within the time periods required under the SEC's rules and forms and that the information is gathered and communicated to our management, including our Chief Executive Officer (Principal Executive Officer) to allow for timely decisions regarding required disclosure.

As required by SEC Rule 15d-15(b), Mr. Daniel Medina, our President and Mr. Madhava Rao Mankal our Chief Financial Officer, carried out an evaluation under the supervision and with the participation of our management, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Exchange Act Rule 15d-14 as of April 30, 2011.

The Company, under the supervision and with the participation of the Company's management, including the Company's Principal Executive Officerand Chief Financial Officer, performed an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures as of April 30, 2011. Based on that evaluation, the Principal Executive Officer and Chief Financial Officer concluded that, because of the material weakness in internal control over financial reporting described below, the Company's disclosure controls and procedures were not effective as of April 30, 2011.

ITEM 9(A)T. INTERNAL CONTROLS AND PROCEDURES

Management's Quarterly Report on Internal Control over Financial Reporting.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting for the company in accordance with as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act. Our management conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that:

(i)  pertain  to  the  maintenance  of  records  that,  in  reasonable   detail,
     accurately and fairly reflect the transactions and dispositions of our assets;

(ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and

(iii)provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.


Internal control over financial reporting cannot provide absolute assurance of achieving financial reporting objectives because of its inherent limitations, including the possibility of human error and circumvention by collusion or overriding of controls. Accordingly, even an effective internal control system may not prevent or detect material misstatements on a timely basis. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

Management's assessment of the effectiveness of the small business issuer's internal control over financial reporting is as of the year ended April 30, 2011. We believe that internal control over financial reporting is not effective because of the small size of the business. We have not identified any, current material weaknesses considering the nature and extent of our current operations and any risks or errors in financial reporting under current operations.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. Attestation Report of the Registered Public Accounting Firm.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the SEC that permit us to provide only management's report in this annual report.

Changes in Internal Control over Financial Reporting.

We have made no changes in our internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B. OTHER INFORMATION

None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE  OFFICERS OF THE REGISTRANT AND COMPLIANCE WITH
SECTION 16(A)

All directors of the Company hold office until the next annual meeting of the security holders or until their successors have been elected and qualified. The officers of the Company are appointed by the board of directors and hold office until their death, resignation or removal from office.

The Company's directors and executive officers, their ages, and positions held are as follows:

------------------------------------------------------------------------------
                 Name               Age           Position
-----------------------------------------------------------------------------

Daniel Medina                       57  President & Director
Madhava Rao Mankal                  60  Chief Financial Officer & Director
John Erich Lewis                    45  Director
Mike Gallo                          53  Director
Albert Mardikian                    65  Director of MIHI, and CEO, Harbor Guard
                                        Boats, Inc.

In January 2011, Michael Swanson, a director of the Company, resigned from the Board of Directors.

Our success mainly depends on the performance of Mr. Medina and Mr. Mankal. We do not have "key person" life insurance policies on any of our employees. Our employees, including any member of our management team, may terminate his or her employment with us at any time. Given our early stage of development, we depend on our ability to retain and motivate high quality personnel, especially our officers. Our future success also depends on our continuing ability to identify, hire, train and retain highly qualified technical, sales, marketing and customer service personnel. We may be unable to continue to employ our key personnel or to attract and retain qualified personnel in the future.

Biographies of Officers and Directors

DANIEL MEDINA, President and Director

Mr. Medina worked as a Sales Representative and Production Manager with Rosemary's Draperies from 1973-1985. Daniel Medina owned Lavey Craft Boat Co. from 1985-1992. Mr. Medina was also a partner in California Cool Custom Boats from 1992- June 1997. He worked as the designer and manufacturer of all of their boats. Mr. Medina served as Director of Sales and Marketing and Production Manager for Sonic Jet Performance, Inc. from October 1999 to October 2001 and successfully increased the company revenue by 50%. He has extensive experience in every phase of sales, marketing and manufacturing. Mr. Medina also serves as an officer and director of Genesis Companies Group, Inc.

MADHAVA RAO MANKAL, Chief Financial Officer and Director

Mr. Mankal has more than 30 years of experience as an executive. He served as President and the Chief Financial Officer of Force Protection, Inc. (formerly Sonic Jet Performance, Inc.) from May 1999 to December 2003. He served as a director of Force Protection, Inc. until September 30, 2004. Mr. Mankal currently serves as one of the independent directors of Cavico Corp and a member of their audit committee. He has over 25 years of senior financial management experience, including the positions of controller, chief financial officer and financial advisor. Mr. Mankal has his Chartered Accountant and Cost Accountant certifications from India. He has received a Certified Management Accountant in the United States. He is a fellow of the Institute of Chartered Accountants of India, fellow of the Institute of Cost and Works Accountants of India and a member of the Institute of Management Accountants in the United States. He holds a Bachelors Degree in Commerce from Bangalore University.

MIKE GALLO, Director

Mr. Gallo began his professional career as an Officer in the United States Air Force, managing Military Airlift Command facility design and operations at Norton Air Force Base in San Bernardino, California. In 1989, Mr. Gallo served as the Director of Program Control for the TRW Launch Services Organization. In 1993 Mr. Gallo co-founded Kelly Space & Technology, Inc. (KST), a commercial Reusable Launch Vehicle (RLV), aerospace, energy and homeland security technology development company where he serves as President and Chief Executive Officer. Mr. Gallo also serves as a Director for Global Energy Systems, LLC, KST subsidiary, formed to implement its energy-related lines of business. Mr. Gallo provides leadership to the commercial, civil and military space community as a founding member, the past Chairman and current Chief Financial Officer (CFO) of the California Space Authority (CSA), an organization that serves as the space policy advisor to the State of California and represents California's diverse space enterprise community. Mr. Gallo also serves as the Arrowhead Section Chairman of the American Institute of Aeronautics and Astronautics (AIAA). Mr. Gallo is the past Chairman and current Vice Chairman of the Community Action Partnership of San Bernardino County (CAPSBC) providing key services and support to our low income community. He is also the Past Chairman of the Board for the San Bernardino Area Chamber of Commerce, founding member and School Board Chairman of the Norton Space and Aeronautics Academy (NSAA), a newly formed K-12 San Bernardino County Charter School and is an Executive Board Member of the California Workforce Association (CWA). As the past Chairman and current Vice Chairman of the San Bernardino County Workforce Investment Board (WIB), Mr. Gallo is focused on the implementation of key strategic workforce, economic development and education objectives to enable our region to compete for targeted high-growth industry clusters with an exceptionally qualified workforce.

JOHN ERICH LEWIS, Director

John Erich Lewis has 26 years of experience in management of various aviation operations and government related programs. As the Program Manager and Quality Assurance Manager of the Kelly Space & Technology, Inc. Jet and Rocket Test Facility, Dr. Lewis is responsible for the implementation of government contracts and technical demonstrations of Kelly's technologies. Along with Kelly, Dr. Lewis co founded the nonprofit Technical Employment Training Inc. and serves as the Executive Director providing training and job placement in the machine trades for the displaced workforce. Prior to Kelly, Dr. Lewis was at Gulfstream Aerospace where he managed special projects regarding Lean Manufacturing on the production line, specializing in the aircraft electrical system assembly methods. This included sequence of production planning, manpower requirements and design of electrical installations in the corporate jets. Prior to Gulfstream Dr. Lewis worked with Lockheed-Martin providing direct support of U.S. Army units as a consultant to civilian and U.S. Army personnel. Additionally, he held flight status as a civilian and performed test flights on refurbished military aircraft. Dr. Lewis earned a Ph.D. in Aviation Management from Corllins University, a Masters of Aeronautical Science in Aviation Management, a Masters in Aviation System Safety and a Bachelor of Science in Professional Aeronautics from Embry-Riddle Aeronautical University. He also holds a minor in Aviation Safety and is a licensed aircraft Airframe and Powerplant mechanic. Dr. Lewis served in the U.S. Army as a volunteer with Special Operations, he served with the 160th Special Operations Aviation Regiment (Airborne) as a Blackhawk helicopter crewchief assigned to temporary duty stations throughout the world performing classified missions with elite, multi-national armed forces and completing training at the Army's Airborne Infantry School, Air Assault School, Tactical Transport Helicopter Repair School and the JFK Special Warfare Center and School. Dr. Lewis is a decorated combat veteran during his participation in Operation Just Cause in Panama, and Operation Desert Shield and Desert Storm in the Middle East. Dr. Lewis is a life member in the VFW.

ALBERT MARDIKIAN, Director Chief Executive Officer - Harbor Guard Boats

Mr. Albert Mardikian is currently CEO of Harbor Guard Boats, Inc. He is also in charge of research and new product development. He holds 24 various design and utility patents on watercraft, cars and boats. He has been responsible for designs meeting stringent DOT, Coast Guard and EPA safety standards. He has been primarily responsible for many popular designs, including: Convertible tops for the Mercedes Benz 500 line; design and coach building of convertible tops for BMW 3, 6, and M series; design and fabrication of a Ferrari 12 cylinder limousine; design and coach building of Porsche convertible tops, and many others. He also holds several patents on hull designs for recreational and search and rescue watercraft. His Rescue Fire Jet watercraft was the only boat dispatched in Hurricane Floyd in New Jersey. The mission included extinguishing fires in over 85 buildings and rescuing people stranded by the flooding.

Mr. Mardikian is a member of SAE Engineering Group, a member of the International Boating and Safety Group and a member of the National Marine Manufacturers Association. He is Graduate from North Rope University on Aircraft Maintenance and Design Engineering.

Employment Agreements

The Company has entered into employment agreements for a five year term, commencing on July 1st, 2008, with each of the key executive officers. The current annual compensation for the Company's executive officers is as follows:

         Mr. Daniel Medina, President and Director, MIHI  -       $168,000

         Mr. Madhava Rao Mankal, CFO and Director, MIHI -    $168,000

         Mr. Albert Mardikian, CEO, Harbor Guard Boats, Inc. - $120,000

However, due to the lack of revenues and availability of cash, executive officers have received some of their compensation in the form of Common Stock of the Company and/or have accrued their compensation to be paid when cash is available.

BOARD OF DIRECTORS

Our Board of Directors consists of five (5) individuals, two of whom are officers of the Company. Directors are elected to the Board of Directors for a one (1) year term or until the next shareholders meeting. There are no family relationships among any of our directors, officers or key employees.

The Company's Board of Directors is currently working on establishing the following committees for the following purposes:

1) Audit Committee - Oversees the work of the Company's accounting and internal audit processes. The committee is directly responsible for the appointment, compensation, retention, and oversight of the Company's independent auditors.

2) Compensation Committee - The Compensation Committee stays informed as to market levels of compensation and, based on evaluations, recommends compensation levels and systems to the Board. The Compensation Committee recommends to the Board the compensation of the Chief Executive Officer and determines the compensation of the other executive officers.

3) Nominating and Corporate Governance Committee - The Governance and Nominating Committee is responsible for recommending to the Board individuals to be nominated as directors. The committee evaluates new candidates and current directors.

Resolution of Conflicts of Interest

Currently, the Company does not have a procedure in place which would allow our officers or directors to resolve potential conflicts in an arms-length fashion. Accordingly, our officers and directors will be required to use their discretion to resolve them in a manner which they consider appropriate.

Further, we do not have a procedure in place with regard to any intellectual property that an officer or director might develop in another business. The policy and the exception is that, if it is related to the business of our company, it belongs to the Company. Although our officers and directors have indicated that they are not involved in any intellectual property development
(IP) outside of our company, our position would be that, if it is not related to our company's business, we would not assert any ownership claim to such IP.

We are not aware of any apparent conflict with any other business or venture in which any employee, officer or director may be involved. All of our officers and directors have indicated that they do not have any business interests in any business, suppliers, subcontractor, or sales entity that directly or indirectly competes with our company.

Audit Committee Financial Expert

We currently do not have an audit committee. Our board of directors is currently seeking qualified financial expert and/or members to establish an independent Audit Committee.

ITEM 11. EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation paid by the Company to the President, Chief Financial Officer, and the Company's most highly compensated executive officers for the fiscal years ended April 30, 2011, 2010, and 2009 the "Named Executive Officers"):


------------------------------------------------------------------------------------------------------------------------------------
                      SUMMARY EXECUTIVES COMPENSATION TABLE
------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------
    Name & Position       Year    Salary     Bonus    Stock     Option      None Equity     Nonqualified     All other         Total
                                                       awards    awards      incentive        deferred      compensation
                                                                                plan        compensation
                                                                            compensation      earnings
------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------
                                    ($)       ($)       ($)        ($)          ($)             ($)             ($)             ($)
------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------

------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------
Daniel Medina,             2011   $168,000   $  -      $-           $   -        $-          $-             $-              $168,000
------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------
Director &                 2010   $148,000   $  -      $-           $   -        $-          $-             $-              $148,000
------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------
President                  2009   $100,000   $  -      $-           $   -        $-          $-             $-              $100,000

------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------

------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------
Madhava Rao Mankal,        2011   $157,500   $-        $-            $-          $-          $-              $-             $157,500
------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------
Director &                 2010   $148,000                                                                                  $148,500
------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------
CFO                        2009   $100,000                                                                                  $100,000
------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------
Albert Mardikian,          2011   $-         $ -       $-            $-          $-           $-              $-            $-
------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------
Director & CEO, Harbor     2010   $ 60,000   $ -       $-            $-          $-           $-              $-            $ 60,000
Guard Boats, Inc.
------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------
                           2009   $100,000   $ -       $-            $-          $-           $-              $-            $100,000
------------------------ ------- ---------- --------- --------- ---------- --------------- --------------- --------------- ---------



Stock Option and Award Plan

We have adopted the 2006 Medina International Holdings, Inc. Stock Option and Compensation Award Plan (the "Plan"), which was approved by the board of directors on August 28, 2006 to obtain and retain the services of the types of employees, consultants and directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will incur to the benefit of all stockholders of the Company.

Under the Plan, 2,000,000 shares of common stock shall be reserved and available for issuance. Stock reserved under the plan may consist, in whole or in part, of authorized and unissued shares of treasury shares. The plan shall be administered by either (i) the Board, or (ii) a committee appointed by the Board.



No options were issued or exercised during the fiscal years ended April 30, 2011 and 2010.

------------------------------------------------------------------------------------------------------------------------------------
                          Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR values
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Securities           Value of Unexercised
                                                                          Underlying Unexercised         In-the-Money Options/SAR
                                                                          Options/SARS at FY-End         at FY-End ($)
------------------------------------------------- ------------ ---------- ------------------------------ ---------------------------
Name                                              Shares       Value      Exercisable/Unexercisable      Exercisable/Unexercisable
------------------------------------------------- ------------ ---------- ------------------------------ ---------------------------


Daniel Medina, Director & President               $-            $-          $-                             $ -
------------------------------------------------- ------------ ---------- ------------------------------ ---------------------------
Madhava Rao Mankal, Director & CFO                $-            $-          $-                             $ -
------------------------------------------------- ------------ ---------- ------------------------------ ---------------------------
Albert Mardikian, Director & CEO, Harbor Guard    $-            $-          $-                             $-
Boats, Inc.
------------------------------------------------- ------------ ---------- ------------------------------ ---------------------------


Long Term Incentive Plans - Awards in Last Fiscal Year

None.


                              DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table" during the year ended April 30, 2011:

-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------
                                                                        Non
                           Fees                                     qualified,
                           earned                      Options      non-equity
                           or paid       Stock       awards plan     incentive
                           in cash     awards ($)    compensation    earnings         Deferred       All other
          Name                ($)         (1)            ($)            ($)       compensation($)       ($)           Total

-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------

Daniel Medina, Director    $-          $-             $-               $-            $-                   $-           $-
& President
-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------

-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------

Madhava Rao Mankal,        $-          $-             $-               $-            $-                   $-           $-
Director & CFO
-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------

-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------
Albert Mardikian,
Director & CEO, Harbor     $-          $-             $-               $-            $-                   $-           $-
Guard Boats, Inc.
-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------

-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------
Mike Swanson, Director     $-          $ 1,062        $-               $-            $-                   $-       $ 1,062
-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------

-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------

Mike Gallo, Director       $-         $2,063         $-               $-            $-                   $-        $ 2,063
-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------

-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------
John Erich Lewis,          $-         $1,250         $-               $-            $-                   $-        $1,250
-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------

-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------
Total                      $-         $4,375         $-               $-            $-                   $-        $4,375
-------------------------- ---------- ------------- --------------- ------------ ------------------- ----------- ----------------

(1) The Company issued 43,750 shares to Mr. Mike Gallo, 18,750 shares to Mike Swanson, and 31,250 to John Erich Lewis toward services as Directors of the Company for the year ended April 30, 2011, valued at $4,375. These shares were valued based on the closing market price at the time of issuance.
(2)      Mr. Swanson, resigned as a director of the Company in January 2011.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of our company equity securities with the SEC and NASDAQ. Officers, directors and greater-than 10% shareholders are required by the SEC regulation to furnish the Company with copies of all Section 16(a) that they file.

The following table sets forth certain information regarding the beneficial ownership of outstanding shares of our common stock as of April 30, 2011, by (a) each person known by us to own beneficially 5% or more of our outstanding shares of common stock, (b) our directors, Principal Executive Officer, Chief Financial Officer and other executive officers named in "MANAGEMENT--Director and Executive Compensation," and (c) all our directors and executive officers as a group.

The percentages are based on 51,110,497 shares of common stock issued and outstanding as of April 30, 2011.



               ------------------------------------------------------ ----------- -------------- ----------------
                    Name, Address & Nature of Beneficial Owner        Title of       Shares        Percent of
                                                                        Class                         Class
               ------------------------------------------------------ ----------- -------------- ----------------

               Daniel Medina, Director & President,                   Common       12,220,667        23.91%
                                                                        Stock
                                                                      ----------- -------------- ----------------
               1802 Pomona Rd, Corona, CA 92880
               ------------------------------------------------------ ----------- -------------- ----------------

               ------------------------------------------------------ ----------- -------------- ----------------

               Madhava Rao Mankal, Director & CFO                     Common       12,271,667        24.01%
                                                                        Stock
                                                                      ----------- -------------- ----------------
               1802 Pomona Rd, Corona, CA 92880
               ------------------------------------------------------ ----------- -------------- ----------------

               ------------------------------------------------------ ----------- -------------- ----------------

               Mike Gallo, Director,                                  Common         93,750           0.18%
                                                                        Stock
                                                                      ----------- -------------- ----------------
               294 South Leland Norton Way, San Bernardino,
               California 92408
               ------------------------------------------------------ ----------- -------------- ----------------

               ------------------------------------------------------ ----------- -------------- ----------------

               John Erich Lewis,  Director                            Common         321,250          0.62%
                                                                        Stock
                                                                      ----------- -------------- ----------------
               1802 Pomona Rd, Corona, CA 92880
               ------------------------------------------------------ ----------- -------------- ----------------

               ------------------------------------------------------ ----------- -------------- ----------------

               Albert Mardikian, CEO, Harbor Guard Boats, Inc. and    Common         11,995,667      23.48%
               Associated companies                                     Stock
                                                                      ----------- -------------- ----------------
               45 Goleta Ave, Corona Del Mar, CA 92625
               ------------------------------------------------------ ----------- -------------- ----------------

               ------------------------------------------------------ ----------- -------------- ----------------
               Total Officers & Directors, as a group (5                             36,903,001      72.20%
               Individuals)
               ------------------------------------------------------ ----------- -------------- ----------------

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

The Company has adopted a policy under which any consulting or finder's fee that may be paid to a third party or affiliate for consulting services to assist management in evaluating a prospective business opportunity would be paid in stock and/or in cash. Any such issuance of stock would be made on an ad hoc basis. Accordingly, the Company is unable to predict whether or in what amount such a stock issuance might be made.

Although there is no current plan in existence, it is possible that the Company will adopt a plan to pay or accrue compensation to its officers and directors for services related to seeking business opportunities and completing a merger or acquisition transaction. Although management has no current plans to cause the Company to do so, it is possible that the Company may enter into an agreement with an acquisition candidate requiring the sale of all or a portion of the Common Stock held by the Company's current stockholders to the acquisition candidate or principals thereof, or to other individuals or business entities, or requiring some other form of payment to the Company's current stockholders, or requiring the future employment of specified officers and payment of salaries to them. It is more likely than not that any sale of securities by the Company's current stockholders to an acquisition candidate would be at a price substantially higher than that originally paid by such stockholders. Any payment to current stockholders in the context of an acquisition involving the Company would be determined entirely by largely unforeseeable terms of a future agreement with an unidentified business entity.

Transactions with Management and Others


Year Ended April 30, 2011

Medina Marine signed a Mold Lease Agreement, on November 5, 2011, with Daniel F. Medina, Jr., son of Daniel F. Medina, Sr., President of the Company, to lease two recreational molds. The Mold Lease Agreement is effective for a period of 24 months from the date of the agreement. Medina Marine has the exclusive rights to use the molds to manufacture recreational watercrafts. Mr. Medina, Jr. will receive a pre-determined rate of $1,000-1,200 per boat manufactured using the specified molds.

Medina Marine's Board of Directors passed a resolution on February 22, 2011 to distribute ten (10) percent of its outstanding shares to Medina International Holdings, Inc.'s shareholders, contingent on successful registration of Medina Marine's common shares with the Securities and Exchange Commission.

Medina Marine, wholly owned subsidiary of Medina International Holdings, Inc., appointed Mr. Nuvdeep Singh Bhasin to its board of directors on February 22, 2011. In 2007, Mr. Bhasin founded Forefront Investments, a commercial and residential brokerage firm focusing on real estate and finance transactions. He holds a California Department of Real Estate Broker License and is a member of the California Association of Realtors and the National Association of Realtors. He is a Certified Management Accountant candidate. Mr. Bhasin graduated from California State University, Fullerton with a B.A. in Business Administration with an emphasis on Entrepreneurship.

Harbor Guard Boats, wholly owned subsidiary of the Company, issued 1,000,000 of its common shares to Medina International Holdings, Inc. As of the date of this report, 1,000,000 shares of Harbor Guard Boats were issued and outstanding.

Medina Marine, wholly owned subsidiary of the Company, issued 5,000,000 of its common shares to Medina International Holdings, Inc. As of the date of this report, 5,000,000 shares of Medina Marine, in the name of Medina International Holdings, Inc., were issued and outstanding.

Year Ended April 30, 2010

As of April 30, 2010, the Company owed $870,941 to a MGS Grand Sports, Inc. controlled by Mr. Albert Mardikian incurred as part of the purchase transaction of Modena Sports Design, LLC.

During the year ended April 30, 2010, the Company issued 11,000,000 shares of its common MGS Grand Sports, Inc. and Mardikian Designs controlled by Mr. Albert Mardikian, in accordance with the acquisition of Modena Sports Design, LLC (now Harbor Guard Boats).

The Company leased building space from MGS Grand Sports, on a verbal, month to month basis for approximately $6,500 per month. MGS Grand Sports is an entity controlled by Mr. Albert Mardikian, CEO of Harbor Guard Boats. Accrued rent to the related party as of April 30, 2010 was $75,500. The Company stopped accruing rental expenses under this agreement after the Company moved its operations to its new location in Corona, California in February of 2010.

During the year ended April 30, 2010, the Company issued 1,455,000 shares of its common stock to Mr. Daniel Medina, President of the Company, in exchange for $145,500 of salary payable to Mr. Medina. The agreement contains a buyback provision of $0.10/share or $145,500, redeemable at any time when the Company has surplus cash.

During the year ended April 30, 2010, the Company issued 1,380,000 shares of its common stock to Mr. Madhava Rao Mankal, Chief Financial Officer of the Company, in exchange for $138,000 of salary payable to Mr. Madhava Rao. The agreement contains a buyback provision of $0.10/share or $138,000, redeemable at any time when the Company has surplus cash.

During the year ended April 30, 2010, the Company issued 1,300,000 shares of its common stock to Mr. Albert Mardikian, Chief Executive Officer of Harbor Guard Boats, wholly owned subsidiary of the Company, in exchange for $130,000 of salary payable to Mr. Albert Mardikian. The agreement contains a buyback provision of $0.10/share or $130,000, redeemable at any time when the Company has surplus cash.

During the year ended April 30, 2010, the Company issued 10,000 shares of its common stock in exchange for royalty payments, at the rate of $0.03/ share or $300, to Mr. Albert Mardikian, Chief Executive Officer of Harbor Guard Boats, wholly owned subsidiary of the Company.

At April 30, 2010, the Company had an unsecured note payable to Mr. Srikrishna Mankal, son of Madhava Rao Mankal, CFO of the Company, in the amount of $50,000, which bears an 8% interest repayable. Interest accrued to date $7,000.

We have issued 50,000 shares to Mr. Mike Gallo and 50,000 shares to Mike Swanson toward services as Directors of the Company for the year ended April 30, 2009 and 2010.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

General

Ronald R. Chadwick, P.C.is the Company's principal auditing/ accountant firm. The Company's Board of directors has considered whether the provisions of audit services are compatible with maintaining Ronald R. Chadwick, P.C.'s independence.

Audit Fees.

Ronald R. Chadwick, P.C. billed $4,500 for review services and $4,657 audit fee in the fiscal year ended April 30, 2011. Audit and Review fees for the year ended April 30, 2010 was $15,157 and for the year ended April 30, 2009 was $26,890.

There were no other fees in 2011and 2010 paid to Auditors or Auditors affiliates.

The Company's Board acts as the audit committee and had no "pre-approval policies and procedures" in effect for the auditors engagement for the audit years 2011 and 2010.

                                     PART IV

ITEM 15. EXHIBITS

The following is a complete list of exhibits filed as part of this Form 10K. Exhibit number corresponds to the numbers in the Exhibit Table of Item 601 of Regulation S-K.

  Exhibit    Description of Document


   31.1           Certification by Chief Executive Officer. *
   31.2           Certification by Chief Financial Officer. *
   32.1           Section 906 Certification by Chief Executive Officer*
   32.2           Section 906 Certification by Chief Financial Officer*

---------------
* Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        MEDINA INTERNATIONAL HOLDINGS, INC.
                                            (a Colorado corporation)


Date: August 1, 2011               By: /s/Daneil F. Medina
                                          -----------------
                                          Daniel F. Medina,
                                          President & Director


Date: August 1, 2011               By: /s/Madhava Rao Mankal
                                          ------------------
                                          Madhava Rao Mankal,
                                          Chief Financial Officer & Director


In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 1, 2011                     By: /s/Daniel F. Medina
                                              ----------------
                                                Daniel F. Medina,
                                                President & Director


Date: August 1, 2011                     By: /s/Madhava Rao Mankal
                                                ------------------
                                                Madhava Rao Mankal,
                                                Chief Financial Officer &
                                                Director


Date: August 1, 2011                      By: /s/Erich Lewis
                                                -----------
                                                Erich Lewis,
                                                Director


Date: August 1, 2011                      By: /s/Mike Gallo
                                                 -----------
                                                 Mike Gallo,
                                                 Director

                            SECTION 302 CERTIFICATION

                                  Exhibit 31.1

                        CERTIFICATION OF PERIODIC REPORT

I, Madhave Daniel Medina, certify that:

1. I have reviewed this annual report on Form 10-K of Medina International Holdings, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's 4th quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


     Date: August 1, 2011
                                    /s/ Daniel Medina
                                        ------------------
                                        Daniel Medina,
                                        President

                            SECTION 302 CERTIFICATION

                                  Exhibit 31.1

                        CERTIFICATION OF PERIODIC REPORT

I, Madhave Rao Mankal, certify that:

1. I have reviewed this annual report on Form 10-K of Medina International Holdings, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's 4th quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


     Date: August 1, 2011
                                    /s/ Madhava Rao Mankal
                                        ------------------
                                        Madhava Rao Mankal,
                                        Chief Financial Officer

                                  EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

                                  Exhibit 32.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  accompanying  annual  report  on Form  10-K of  Medina
International Holdings, Inc. for the year ended April 30, 2011, I, Daniel Medina, President of Medina International Holdings, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

a) such annual report on Form 10-K of Medina International Holdings, Inc. for the year ended April 30, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b) the information contained in such annual report on Form 10-K of Medina International Holdings, Inc. for the year ended April 30, 2011, fairly presents, in all material respects, the financial condition and results of operations of Medina International Holdings, Inc.


Date:  August 1, 2010

                           /s/ Daniel Medina
                               -------------------
                               Daniel Medina,
                               President



This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

                                  EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

                                  Exhibit 32.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual report on Form 10-K of Medina International Holdings, Inc. for the year ended April 30, 2011, I, Madhava Rao Mankal, Chief Financial Officer of Medina International Holdings, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

a) such annual report on Form 10-K of Medina International Holdings, Inc. for the year ended April 30, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b) the information contained in such annual report on Form 10-K of Medina International Holdings, Inc. for the year ended April 30, 2011, fairly presents, in all material respects, the financial condition and results of operations of Medina International Holdings, Inc.


Date:  August 1, 2010

                             /s/ Madhava Rao Mankal
                                -------------------
                               Madhava Rao Mankal,
                             Chief Financial Officer




This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.